AGENCY AGREEMENT

May 13, 2020

Algernon Pharmaceuticals Inc. Suite 915 - 700 West Pender Street Vancouver, BC

V6C 1G8

Attention: Christopher Moreau, Chief Executive Officer

Dear Sir:

The undersigned, Mackie Research Capital Corporation (the "Agent"), understands that Algernon Pharmaceuticals Inc. (the "Company") proposes to create, offer, issue and sell up to 17,143,000 special warrants of the Company ("Initial Special Warrants"), at a price of $0.35 per Special Warrant (the "Issue Price"), for aggregate gross proceeds of up to $6,000,050, or such other number of Initial Special Warrants as the Agent and the Company may agree (together with the Agent's Option (as defined below), the "Offering"), subject to the terms and conditions set out below. In addition, the Company has granted to the Agent an option (the "Agent's Option") exercisable, in whole or in part, at any time up to forty- eight (48) hours prior to the Time of Closing (as defined herein) to arrange for the sale of such number of additional special warrants of the Company as is equal to up to 15% of the number of Initial Special Warrants (the "Additional Special Warrants" and, together with the Initial Special Warrants, the "Special Warrants") at the Issue Price to raise additional gross proceeds of up to $900,007.50 or such other amount as the Agent and the Company may agree. The Agent's Option shall be exercisable by the Agent giving written notice to the Company thereof at any time up to 48 hours prior to the Time of Closing. Upon the furnishing of such a notice, the Company will be committed to sell and deliver to the Agent, in accordance with and subject to the provisions of this Agreement, the number of Additional Special Warrants indicated in such notice.

The Special Warrants shall be duly and validly created and issued pursuant to, and governed by, a special warrant indenture (the "Special Warrant Indenture") to be entered into on the Closing Date between the Company and AST Trust Company (Canada) (the "Special Warrant Agent"), or such other trust company as may be acceptable to the Company and the Agent, in its capacity as special warrant agent thereunder. The description of the Special Warrants herein is a summary only and is subject to the specific attributes and detailed provisions of the Special Warrants set forth in the Special Warrant Indenture. In the case of any inconsistency between the description of the Special Warrants in this Agreement and their terms and conditions as set forth in the Special Warrant Indenture, the provisions of the Special Warrant Indenture shall govern.

Each Special Warrant is exercisable, for no additional consideration, under and subject to the terms described herein, for one unit of the Company (each an "Underlying Unit" and together with any Penalty Units (as defined below) and any Compensation Option Units (as defined below), the "Underlying Units").  Each Underlying Unit is comprised of one Class A common share of the Company (each a "Unit Share" and collectively, the "Unit Shares") and one Class A common share purchase warrant (each a "Warrant" and collectively, the "Warrants"). Each Warrant entitles the holder thereof to purchase one Class A common share of the Company (each a "Warrant Share" and collectively, the "Warrant Shares") for a period of 24 months after the Closing Date (the "Expiry Date") at a price of $0.55 per Warrant Share. Notwithstanding the foregoing, if, at any time following the Qualification Date (as defined below) and prior to the Expiry Date, the volume weighted average trading price of the Class A common shares in the capital of the Company (the "Common Shares") on the Canadian Securities Exchange (the "CSE") or other principal exchange on which the Common Shares are listed, is greater than $1.00 for a period of ten (10) consecutive trading days then the Company may, within 15 days of the occurrence of such event, accelerate the expiry date of the Warrants to the date that is thirty (30) days following the date on which the Company issues notice to all the Warrant holders of the new expiry date ("Accelerated Exercise Period"). Concurrently with the giving of such notice, the Company will also issue a press release disclosing the Accelerated Exercise Period. Any unexercised Warrants shall automatically expire at the end of the Accelerated Exercise Period.

Each Special Warrant will be (i) voluntarily exercisable at any time for no additional consideration by any Purchaser (as defined herein) by providing written notice to the Special Warrant Agent of such exercise, or (ii) to the extent any Special Warrants remain unexercised, automatically exercised (without any further action on the part the Purchasers) at 5:00 p.m. (Vancouver time) on the Qualification Date.

Notwithstanding the foregoing, in the event the Qualification Date has not occurred prior to 5:00 p.m. (Vancouver time) on the date which is thirty-five (35) days following the Closing Date (the "Qualification Deadline"), each unexercised Special Warrant will thereafter entitle Purchasers to receive upon the exercise or deemed exercise thereof, for no additional consideration, 1.10 Units in lieu of one (1) Unit and thereafter at the end of each additional thirty (30) day period prior to the Qualification Date, each Special Warrant will be exercisable for an additional 0.02 of an Underlying Unit (each additional

0.10 Unit and 0.02 Unit, as applicable, individually a "Penalty Unit" and collectively, the "Penalty Units"). The Company will use reasonable commercial efforts to have the Qualification Date occur prior to the Qualification Deadline. Notwithstanding any failure by the Company to satisfy the Qualification Condition (as defined herein) by the Qualification Deadline, the Company shall continue to use reasonable commercial best efforts to satisfy the Qualification Condition as soon as possible thereafter until such time as all the Special Warrants have been, or are deemed to have been, exercised.

In consideration of the Agent agreeing to act as agent to find Purchasers of Special Warrants on a commercially reasonable "best efforts" private placement basis, the Company agrees: (A) to pay to the Agent at the Time of Closing (as defined below) on the Closing Date, an aggregate cash fee equal to 8.0% of the aggregate gross proceeds to the Company from the sale of the Special Warrants pursuant to the Offering (or $0.028 per Special Warrant), with the exception of gross proceeds of up to $500,000 raised from insiders of the Company and close persons of the Company included in the Company's President's list agreed to with the Agent (the "President's List") which shall be subject to a reduced cash fee equal to 4.0% of the aggregate gross proceeds of sales from the President's List (collectively, the "Cash Fee"); and (B) to issue to the Agent at the Time of Closing on the Closing Date compensation options ("Compensation Options") equal to 8.0% of the number of Special Warrants, which shall be subject to a reduced number of Compensation Options equal to 4.0% of the number of Special Warrants issued to those persons included in the President's List. Each Compensation Option will be exercisable for one unit of the Company (each a "Compensation Unit" and collectively, the "Compensation Units") for a period of 24 months following the Closing Date at the Issue Price. Each Compensation Unit shall consist of one Common Share (each a "Compensation Option Share" and collectively the "Compensation Option Shares") and one Common Share purchase warrant of the Company (each such Common Share purchase warrant, a "Compensation Option Warrant" and collectively, the "Compensation Option Warrants" and together with the Compensation Options, Compensation Units, Compensation Option Shares and the Common Shares issuable on exercise of the Compensation Option Warrants, the "Compensation Securities"). If the Qualification Date does not occur on or before the Qualification Deadline, each Compensation Option that has not been exercised shall be exercisable to acquire one-and-one tenth (1.10) Units, and an additional 0.02 of an Underlying Unit for each additional 30 days thereafter prior to the Qualification Date.

The Company and the Agent agree that any offers to sell or sales of the Special Warrants to purchasers that are in the United States or to, or for the account or benefit of, U.S. Persons (as defined below), (i) be made in compliance with Schedule "A" attached hereto, which forms part of this Agreement, and allows for the Agent, acting through its U.S. Affiliate (as defined below), to offer and sell the Special Warrants in the United States to Accredited Investors (as defined below) in accordance with Rule 506(b) (as defined below); (ii) be conducted in such a manner so as not to require registration thereof or the filing of a prospectus or an offering memorandum with respect thereto under the U.S. Securities Act (as defined below); and (iii) be conducted through one or more duly registered U.S. Affiliate (as defined below) of the Agent in compliance with applicable federal and state securities laws of the United States.

The Agent and the Company agree that the Company will also offer and sell Special Warrants directly to certain purchasers on the President's List at the Issue Price for aggregate proceeds of up to $100,000 (the "Non-Brokered Private Placement"). The Agent undertakes no obligation to the Company or to the purchasers under the Non-Brokered Private Placement. The Company acknowledges and agrees that purchasers under the Non-Brokered Private Placement do not and will not have any recourse to or any rights against the Agent, and the Agent does not and will not have any liability whatsoever to purchasers under or in connection with the Non-Brokered Private Placement.

The Agent shall be entitled to appoint, at its sole expense, other registered dealers ("Selling Firms") as agents to assist in the Offering and the Agent shall determine the remuneration payable to such Selling Firms, such remuneration to be the sole responsibility of the Agent.

The Offering is conditional upon and subject to the additional terms and conditions set forth below. The following are additional terms and conditions of the Agreement between the Company and the Agent:

1. Interpretation

Definitions - In addition to the terms previously defined and terms defined elsewhere in this Agreement (as defined below) (including the Schedules hereto), where used in this Agreement or in any amendment hereto, the following terms shall have the following meanings, respectively:

"Accredited Investor" has the meaning given to it in Schedule "A" to this Agreement;

"Agreement" means this Agency Agreement as the same may be amended and/or restated from time to time;

"Ancillary Documents" means all agreements, indentures (including the Special Warrant Indenture and the Warrant Indenture), certificates (including the Compensation Option Certificate and any certificates representing the Special Warrants and the Warrants), officers' certificates, notices and other documents executed and delivered, or to be executed and delivered, by the Company in connection with the Offering or the qualification for distribution of the Underlying Units, whether pursuant to Applicable Securities Laws or otherwise;

"Applicable Laws" means, in relation to any person or persons, the Applicable Securities Laws, the Applicable Healthcare Laws, and all other statutes, regulations, statutory rules, orders, by- laws, codes, ordinances, decrees, the terms and conditions of any grant of approval, permission, authority or licence, or any judgment, order, decision, ruling, award, policy or guideline, of any Governmental Authority that are applicable to such person or persons or its or their business, undertaking, property or securities and emanate from a Governmental Authority, having jurisdiction over the person or persons or its or their business, undertaking, property or securities;

"Applicable Healthcare Laws" means all statutes, regulations, statutory rules, orders, by-laws, codes, ordinances, decrees, the terms and conditions of any grant of approval, permission, authority or licence, or any judgment, order, decision, ruling, award, policy or guideline, of any Governmental Authority, applicable to the development, testing (including clinical and pre- clinical trials), manufacturing, market authorization, packaging, labeling, advertising, importation, storage, post-market monitoring, distribution or sale of the Products;

"Applicable Securities Laws" means, collectively, (i) the applicable securities laws of each of the Qualifying Jurisdictions, their respective regulations, rulings, rules, orders (including blanket orders and discretionary orders), instruments (including national and multilateral instruments), fee schedules and prescribed forms thereunder, the applicable policy statements issued by the Securities Commissions or similar authority thereunder and the securities legislation of and policies issued by each other relevant jurisdiction and the rules and policies of the CSE, and (ii) all applicable securities laws in the United States, including without limitation, the U.S. Securities Act, the U.S. Exchange Act and the rules and regulations promulgated thereunder, and any applicable state securities laws;

"Assets and Properties" with respect to any person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, tangible or intangible, choate or inchoate, absolute, accrued, contingent, fixed or otherwise, and, in each case, wherever situated), including the goodwill related thereto, operated, owned, licensed or leased by or in the possession of such person;

"BCBCA" means the Business Corporations Act (British Columbia);

"BCSC" means the British Columbia Securities Commission;

"Business Day" means a day, other than a Saturday, a Sunday or a day on which chartered banks are not open for business in Vancouver, British Columbia or Toronto, Ontario;

"CDS" means CDS Clearing and Depository Services Inc.;

"Claims" and "Claim" have the meanings ascribed thereto in Section 13(a);

"Closing" means the closing of the Offering;

"Closing Date" means May 13, 2020 or such earlier or later date as may be agreed to in writing by the Company and the Agent each acting reasonably;

"Common Shares" means the Class A common shares in the capital of the Company;

"Compensation Option Certificate" means the certificate representing the Compensation Options;

"Compensation Option Shares" has the meaning given to it above;

"Compensation Option Warrants" has the meaning given to it above;

"Compensation Options" has the meaning given to it above;

"Disclosure Record" means the Company's prospectuses, annual reports, annual and interim financial statements, annual information forms, business acquisition reports, management discussion and analysis of financial condition and results of operations, information circulars, material change reports, press releases and all other information or documents publicly filed or otherwise publicly disseminated by the Company;

"distribution" means distribution or distribution to the public, as the case may be, for the purposes of the Applicable Securities Laws or any of them;

"Documents Incorporated by Reference" means all financial statements, management's discussion and analysis, management information circulars, annual information forms, business acquisition reports, material change reports and other documents filed by the Company, whether before or after the date of this Agreement, that are required to be incorporated by reference, or that are deemed to be incorporated by reference, under Applicable Securities Laws in the Preliminary Qualification Prospectus, the Final Qualification Prospectus or any Supplementary Material, as applicable;

"Eligible Issuer" means an issuer which meets the criteria and has complied with the requirements of NI 44-101 so as to be qualified to offer securities by way of a short form prospectus;

"Encumbrance" means any charge, mortgage, lien, pledge, claim, restriction, security interest or other encumbrance whether created or arising by agreement, statute or otherwise pursuant to any applicable law, attaching to property, interests or rights;

"Final Receipt" means the Passport Receipt for the Final Qualification Prospectus;

"Final Qualification Prospectus" means the (final) short form prospectus of the Company, including all of the Documents Incorporated by Reference, prepared by the Company and certified by the Company and the Agent, qualifying the distribution of the Underlying Units in the Qualifying Jurisdictions;

"Governmental Authority" means any governmental authority and includes, without limitation, any international, national, federal government, province, state, municipality or other political subdivision of any of the foregoing, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing;

"Governmental Licences" has the meaning ascribed thereto in Section 8(ddd) of this Agreement; "Hazardous Substances" has the meaning ascribed thereto in Section 8(tt);

"Historical Financial Statements" means, collectively, the (i) audited consolidated financial statements of the Company to be incorporated by reference in the Offering Documents as at and for the fiscal year ended August 31, 2019 (which financial statements include comparative financial information for the August 31, 2018 fiscal year), together with the report of Smythe LLP on those financial statements, and including the notes with respect to those financial statements; and (ii) the unaudited condensed consolidated interim financial statements of the Company to be incorporated by reference in the Offering Documents as at and for the six months ended February 29, 2020 (which financial statements include comparative financial information for the comparable period ended February 28, 2019), and including the notes with respect to those financial statements;

"IFRS" means International Financial Reporting Standards as issued by the International Accounting Standards Board, which were adopted by the Canadian Accounting Standards Board as Canadian generally accepted accounting principles applicable to publicly accountable enterprises;

"Indemnified Parties" and "Indemnified Party" have the meanings ascribed thereto in Section 13(a);

"Intellectual Property" shall mean all of the following which is owned by, issued to or licensed to the Company and/or any Subsidiary, or other rights of the Company and/or any Subsidiary to use the following: (i) rights in any patents, patent applications, patent rights, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice) anywhere in the world and any re-issue, continuation, continuation-in-part, revision, extension or re-examination thereof; (ii) trademarks, service marks, trade-names, business names, certification marks, logos, slogans, Internet domain names, distinguishing marks and guises, rights protecting goodwill and reputation and corporate names together with all the goodwill associated therewith, including, without limitation, the use of the current corporate name and any registrations and applications therefor, anywhere in the world, whether or not registered or registrable; (iii) copyrights (including performance rights) to any original works of art or authorship (including, without limitation, web sites, source code and graphics) which are fixed in any medium of expression, including copyright registrations and applications therefor, anywhere in the world, whether or not registered or registrable; (iv) all registrations, applications, and renewals for any of the foregoing, whether registrable or unregistrable; (v) trade secrets, know how (including unpatented and/or unpatentable proprietary information, systems or procedures), show-how, proprietary knowledge and other confidential information; (vi) any and all industrial design rights, industrial designs, design patents, industrial design or design patent registrations and applications therefor, anywhere in the world, whether or not registered or registrable; (vii) information technologies, whether registrable or unregistrable; (viii) other intellectual property; (ix) all copies and tangible embodiments of the foregoing; and (x) any license rights or other rights of use of any of the foregoing;

"Leased Premises" has the meaning ascribed thereto in Section 8(qq);

"Licensed IP" means the Intellectual Property that is necessary and material to the business of the Company and the Subsidiaries as presently conducted or as proposed to be conducted and that is owned by any person other than the Company or any Subsidiary;

"Losses" has the meaning ascribed thereto in Section 13(a);

"Marketing Presentation" means the presentation of the Company dated April 30, 2020 used in connection with the marketing of the Offering;

"Material Adverse Effect" means any event, fact, change (including a decision to implement such a change made by the board of directors or by senior management who believe that confirmation of the decision by the board of directors is probable), circumstance, development, occurrence or state of affairs which could have an effect that is materially adverse (actually or anticipated, whether financial or otherwise) to the business, assets (including intangible assets), affairs, operations, liabilities (contingent or otherwise), capital, assets, properties, prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries (taken as a whole), whether or not arising in the ordinary course of business;

"material change" has the meaning ascribed thereto in the Applicable Securities Laws of the Qualifying Jurisdictions;

"material fact" has the meaning ascribed thereto in the Applicable Securities Laws of the Qualifying Jurisdictions;

"misrepresentation" has the meaning ascribed thereto in the Applicable Securities Laws of the Qualifying Jurisdictions;

"NI 44-101" means National Instrument 44-101 - Short Form Prospectus Distributions of the Canadian Securities Administrators;

"NI 45-106" means National Instrument 45-106 - Prospectus Exemptions of the Canadian Securities Administrators;

"NI 51-102" means National Instrument 51-102 - Continuous Disclosure Obligations of the Canadian Securities Administrators;

"Non-Brokered Private Placement" has the meaning ascribed to such term above;

"Offering Documents" means, collectively, the Preliminary Qualification Prospectus, the Final Qualification Prospectus, and any Supplementary Material;

"Passport Receipt" means a receipt issued by the BCSC as principal regulator pursuant to the Passport System and which also evidences (i) that the Ontario Securities Commission has issued a receipt, and (ii) the deemed receipt of the Securities Commissions of the Qualifying Jurisdictions (other than Ontario and British Columbia), in any case for the Preliminary Qualification Prospectus or the Final Qualification Prospectus or any Supplementary Material, as the case may be;

"Passport System" means the passport system procedures provided for under National Policy 11-202 - Process for Prospectus Reviews in Multiple Jurisdictions of the Canadian Securities Administrators;

"Preliminary Receipt" means the Passport Receipt for the Preliminary Qualification Prospectus;

"Preliminary Qualification Prospectus" means the preliminary short form prospectus of the Company, including all of the Documents Incorporated by Reference, prepared by the Company and certified by the Company and the Agent relating to the distribution of the Underlying Units in the Qualifying Jurisdictions;

"Products" means the pharmaceutical products under development, manufactured and/or marketed by the Company or which are or will be undergoing testing, pre-clinical trials and/or clinical trials;

"Purchasers" means the persons who (as purchasers or beneficial purchasers) acquire Special Warrants by duly completing, executing and delivering Subscription Agreements, and permitted assignees or transferees of such persons from time to time;

"Qualification" has the meaning ascribed thereto in Section 8(z);

"Qualification Condition" means the Company obtaining the Final Receipt for the Final Qualification Prospectus from the BCSC, as principal regulator, on its own behalf and on behalf of each of the other Securities Commissions, which qualifies the distribution of the Underlying Units;

"Qualification Date" means the date that is the earlier of: (i) four (4) months and a day following Closing, and (ii) the 3rd business day after the Qualification Condition is satisfied;

"Qualifying Jurisdictions" means the Provinces of Canada, other than Quebec, in which Purchasers are resident;

"SEC" means the United States Securities and Exchange Commission;

"Securities Commission" means the applicable securities commission or regulatory authority in each of the Qualifying Jurisdictions and "Securities Commissions" has a comparable meaning;

"SEDAR" means the System for Electronic Document Analysis and Retrieval;

"Selling Jurisdictions" means, collectively, the Qualifying Jurisdictions, the United States and such other jurisdictions consented to by the Company and the Agent where Special Warrants are sold;

"Standard Listing Conditions" has the meaning ascribed thereto in Section 7(a);

"Subscription Agreements" means, collectively, the subscription agreements in the form agreed upon by the Agent and the Company, pursuant to which Purchasers agree to subscribe for and purchase Special Warrants as herein contemplated and shall include, for greater certainty, all schedules thereto;

"Subsequent Disclosure Documents" means any annual and/or interim financial statements, management's discussion and analysis, information circulars, annual information forms, material change reports, business acquisition reports or other documents issued by the Company after the date of this Agreement that are required to be incorporated by reference into the Preliminary Qualification Prospectus, the Final Qualification Prospectus or any Supplementary Material;

"Subsidiaries" means those entities that would be a "subsidiary" of the Company pursuant to the Applicable Securities Laws of the Province of British Columbia and includes (i) Nash Pharmaceuticals Inc. and (ii) Algernon Research Pty Ltd.;

"Supplementary Material" means, collectively, any amendment to or amendment and restatement of the Preliminary Qualification Prospectus and/or the Final Qualification Prospectus, and any further amendment, amendment and restatement or supplemental prospectus thereto or ancillary materials that may be filed by or on behalf of the Company under the Applicable Securities Laws relating to the qualification of the distribution of the Underlying Units;

"Time of Closing" means 9:00 a.m. (Toronto time) on the Closing Date, or such other time on the Closing Date as may be agreed to by the Company and the Agent;

"Transaction Documents" means, collectively, this Agreement, the Subscription Agreements, the Special Warrant Indenture, the Warrant Indenture, the Compensation Option Certificate and the certificates, if any, representing the Special Warrants and the Warrants;

"Underlying Units" has the meaning given to it above;

"United States" and "U.S." means the United States of America, its territories and possessions, any State of the United States and the District of Columbia;

"U.S. Affiliate" has the meaning given to it in Schedule "A" to this Agreement; "U.S. Exchange Act" has the meaning given to it in Schedule "A" to this Agreement;

"U.S. Person" means a "U.S. person" as that term is defined in Rule 902(k) of Regulation S under the U.S. Securities Act;

"U.S. Securities Act" means the United States Securities Act of 1933, as amended; "Warrant Agent" means AST Trust Company (Canada); and

"Warrant Indenture" means the warrant indenture governing the Warrants to be entered into on the Closing Date between the Company and the Warrant Agent.

Other

(a) Any reference in this Agreement to a Section shall refer to a section of this Agreement.

(b) All words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties referred to in each case requires and the verb shall be construed as agreeing with the required word and/or pronoun.

(c) Any reference in this Agreement to "$" or to "dollars" shall refer to the lawful currency of Canada, unless otherwise specified. All references in this Agreement to "deemed exercise" of the Special Warrants shall refer to the automatic exercise of the Special Warrants on the Qualification Date.

(d) Where any representation or warranty contained in this Agreement or any Ancillary Document is expressly qualified by reference to the "knowledge" of the Company or "the best of the Company's knowledge", or where any other reference is made herein or in any Ancillary Document to the "knowledge" of the Company, it shall be deemed to refer to the actual knowledge of (i) Christopher Moreau, the Chief Executive Officer of the Company, (ii) Michael Sadhra, the Chief Financial Officer of the Company, and (iii) Mark Williams, the Chief Science Officer of the Company, of the facts or circumstances to which such phrase relates, after having made reasonable enquiry in connection with such facts and circumstances that would ordinarily be made by officers of similar sized companies (which for greater certainty shall exclude any due diligence reports or materials prepared by the Agent or its counsel).

2. Nature of Transaction

The Company hereby agrees to secure compliance with all Applicable Securities Laws on a timely basis in connection with the distribution of the Special Warrants and the Company shall execute and file with the Securities Commissions all forms, notices and certificates relating to the Offering required to be filed pursuant to the Applicable Securities Laws in the Qualifying Jurisdictions in the time required by Applicable Securities Laws in the Qualifying Jurisdictions.

3. Offering of Special Warrants

(a) Agency Deal. The Company hereby appoints the Agent to act as exclusive agent to offer and sell Special Warrants on a commercially reasonable "best efforts" private placement basis and the Agent hereby accepts such appointment. Notwithstanding anything to the contrary contained herein or any oral representations or assurances previously or subsequently made by the parties hereto, this Agreement does not constitute a commitment by, or legally binding obligation of, the Agent or any of its affiliates to act as underwriters, initial purchasers, arrangers, and/or placement agents in connection with any offering of securities of the Company, including the Special Warrants, or to provide or arrange any financing, other than the appointment as agent in connection with the Offering in accordance with the prior sentence and otherwise on the terms set forth herein.

(b) Sale on Exempt Basis. The Company understands that the Agent shall have the right to and shall use its commercially reasonable best efforts to arrange for the Special Warrants to be purchased by the Purchasers:

(i) in the Qualifying Jurisdictions on a private placement basis in compliance with Applicable Securities Laws such that the offer and sale of the Special Warrants does not obligate the Company to file a prospectus (other than Preliminary Qualification Prospectus, the Final Qualification Prospectus or any Supplementary Material relating to the distribution of the Underlying Units as contemplated this Agreement);

(ii) in the United States and to, or for the account or benefit of, U.S. Persons must be exempt from registration under the U.S. Securities Act and applicable state securities laws and in connection therewith, the offer and sale of Special Warrants in the United States and to, or for the account or benefit of, U.S.

Persons shall occur in accordance with Schedule "A" attached hereto; and

(iii) in such other jurisdictions as consented to by the Company on a private placement basis in compliance with all applicable securities laws of such other jurisdictions provided that no prospectus, registration statement or similar document is required to be filed in such jurisdiction, no registration or similar requirement would apply with respect to the Company in such other jurisdictions and the Company does not thereafter become subject to on-going continuous disclosure obligations in such other jurisdictions.

(c) Press Releases. In order to comply with applicable U.S. securities laws, any press release announcing or otherwise concerning the Offering shall include an appropriate notation on each page as follows: "Not for distribution to United States Newswire Services or for dissemination in the United States". In addition, any such press release shall contain the following disclaimer: "This news release does not constitute an offer to sell or a solicitation of an offer to buy any of the securities in the United States. The securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or any state securities laws and may not be offered or sold within the United States or to U.S. persons unless registered under the U.S. Securities Act and applicable state securities laws or an exemption from such registration is available."

(d) Filings. The Company undertakes to file, or cause to be filed, all forms or undertakings required to be filed by the Company in connection with the issue and sale of the Special Warrants (including a Form 45-106F1, Form D and any filings required under state blue- sky laws, as required, with the applicable Securities Commissions, the SEC and United States state regulatory authorities, as applicable) so that the distribution of the Special Warrants to the Purchasers may lawfully occur without the necessity of filing a prospectus, registration statement or other offering document in Canada or other jurisdictions (but on terms that will permit the Special Warrants acquired by the Purchasers to be sold by such Purchasers at any time in the Selling Jurisdictions, subject to applicable hold periods under Applicable Securities Laws). All prescribed fees payable in connection with such filings shall be at the sole expense of the Company.

(e) No Offering Memorandum. Other than the Marketing Presentation, neither the Company nor the Agent shall: (i) provide to any prospective purchasers of Special Warrants any document or other material that would constitute an offering memorandum within the meaning of Applicable Securities Laws; or (ii) engage in any form of general solicitation or general advertising in connection with the offer and sale of the Special Warrants, including any advertisement, article, notice or other communication published in any newspaper, magazine, printed public media, printed media or similar media, or broadcast over radio, television or telecommunications, including electronic display, or any seminar or meeting relating to the offer and sale of the Special Warrants whose attendees have been invited by general solicitation or advertising.

4. Filing of Preliminary Qualification Prospectus and Final Qualification Prospectus

(a) Preliminary Qualification Prospectus. The Company covenants and agrees to use commercially reasonable efforts to: (i) prepare and file the Preliminary Qualification Prospectus and obtain a Preliminary Receipt therefor from the BCSC as soon as practicable; and (ii) promptly resolve all comments received or deficiencies raised by the Securities Commissions in respect of the Preliminary Qualification Prospectus as expeditiously as possible.

(b) Final Qualification Prospectus. The Company covenants and agrees to use commercially reasonable efforts to, as soon as practicable after all comments of the Securities Commissions have been satisfied with respect to the Preliminary Qualification Prospectus, and in any event, prior to the Qualification Deadline, prepare and file the Final Qualification Prospectus and obtain a Final Receipt therefor from the BCSC. The Company shall promptly take, or cause to be taken, all reasonable steps and proceedings that may from time to time be required under Applicable Securities Laws to qualify the distribution of the Underlying Units in the Qualifying Jurisdictions (including for greater certainty, the Units issuable upon the exercise of the Compensation Options until the day that is 4 months and a day following the Closing Date) and shall use its commercially reasonable efforts to ensure that such requirements shall be fulfilled prior to the Qualification Deadline. If the Company does not obtain the Final Receipt prior to the Qualification Deadline, the Company covenants in favour of the Purchasers to continue to use its commercially reasonable efforts to obtain the Final Receipt as soon as possible, provided that the Company shall no longer be required to do so after such time as all of the Special Warrants have been, or are deemed to have been, exercised.

(c) Commercial Copies. The Company shall cause commercial copies of the Final Qualification Prospectus and any Supplementary Material to be delivered to the Agent without charge, in such numbers and in such cities in the Selling Jurisdictions as the Agent may reasonably request. Such delivery shall be effected as soon as practicable and, in any event, within two Business Days after the filing thereof in the Qualifying Jurisdictions.

(d) Representation as to Final Qualification Prospectus and Supplementary Material.

Each delivery to the Agent of the Preliminary Qualification Prospectus, the Final Qualification Prospectus and/or any Supplementary Material by or on behalf of the Company shall constitute the representation and warranty of the Company to the Agent that:

(i) all information and statements (except information and statements relating solely to and provided in writing by the Agent) contained and incorporated by reference in the Preliminary Qualification Prospectus or the Final Qualification Prospectus or any Supplementary Material, as the case may be, are, at the respective dates of delivery thereof, true and correct and contain no misrepresentation or untrue, false or misleading statement of a material fact and, on the respective dates of delivery thereof, the Preliminary Qualification Prospectus, the Final Qualification Prospectus or any Supplementary Material provide full, true and plain disclosure of all material facts relating to the Company (on a consolidated basis), the Special Warrants, the Underlying Units, the Unit Shares, the Warrants and the Warrant Shares as required by Applicable Securities Laws of the Qualifying Jurisdictions;

(ii) no material fact has been omitted from any of the Preliminary Qualification Prospectus, the Final Qualification Prospectus or any Supplementary Material (except information and statements relating solely to and provided in writing by the Agent) which is required to be stated therein or is necessary to make the statements therein not misleading in light of the circumstances in which they were made; and

(iii) each of such documents complies with the requirements of the Applicable Securities Laws of the Qualifying Jurisdictions.

Such delivery shall also constitute the Company's consent to the Agent's and any Selling Firm's use of the Preliminary Qualification Prospectus, the Final Qualification Prospectus and any Supplementary Material in connection with the distribution of the Underlying Units in the Qualifying Jurisdictions in compliance with the provisions of this Agreement.

(e) Review of Prospectuses. The form and substance of the Preliminary Qualification Prospectus, the Final Qualification Prospectus and any Supplementary Material shall be satisfactory to the Agent, acting reasonably, prior to the filing thereof with the Securities Commissions.

(f) Contractual Right of Rescission. In the event that a holder of a Special Warrant who acquires Unit Shares and Warrants that comprise Underlying Units upon exercise or deemed exercise of the Special Warrant is or becomes entitled under Applicable Securities Laws to the remedy of rescission by reason of a misrepresentation in the Preliminary Qualification Prospectus or the Final Qualification Prospectus, or any Supplementary Material, qualifying for distribution in the Qualifying Jurisdictions the Unit Shares and Warrants comprising the Underlying Units to be issued on exercise or deemed exercise of the Special Warrants, the Company hereby agrees that such holder shall, subject to available defences and any limitation period under Applicable Securities Laws, be entitled to rescission not only of the holder's exercise or deemed exercise of its Special Warrants but also of the private placement transaction under this Agreement pursuant to which the Special Warrants were initially acquired (i.e. the Offering), and shall be entitled in connection with such rescission to a full refund of all consideration paid to the Company on the acquisition of the Special Warrants. In the event that such holder is a permitted assignee of the interest of the original purchaser of the Special Warrants, the Company hereby agrees that such permitted assignee shall be permitted to exercise the rights of rescission and refund granted hereunder as if such permitted assignee was such original purchaser. The Company hereby agrees that the foregoing right, which is extended by the Company in respect of the Special Warrants issued by the Company pursuant to accepted subscriptions at the Time of Closing, is in addition to any other right or remedy available to a holder of Special Warrants under Section 131 of the Securities Act (British Columbia) or equivalent provisions of Applicable Securities Laws, or otherwise at law, and is subject to the defences and limitations described under such Applicable Securities Laws. The Company agrees that the foregoing rights shall be described in the Preliminary Qualification Prospectus, the Final Qualification Prospectus and any Supplementary Material, and the Company agrees to and shall comply with such contractual right of rescission.

(g) Due Diligence. The Company shall permit the Agent and its counsel to participate in the preparation of the Preliminary Qualification Prospectus, the Final Qualification Prospectus and any Supplementary Material, to discuss the Company's business with its corporate officers, auditors, legal counsel and other advisors and to conduct such full and comprehensive review and investigation of the Company's business, affairs, capital and operations as the Agent shall consider to be necessary to establish a due diligence defence under Applicable Securities Laws to an action for misrepresentation or damages and to enable the Agent to responsibly execute the Agent's certificate in the Preliminary Qualification Prospectus, the Final Qualification Prospectus and any Supplementary Material. The Company also covenants to use commercially reasonable efforts to secure the cooperation of the Company's professional advisors (including its legal advisors and auditors) to participate in any due diligence conference calls required by the Agent, and the Company consents to the use and the disclosure of information obtained during the course of the due diligence investigation where such disclosure is required by Applicable Laws.

(h) Deliveries. The Company will deliver to the Agent prior to or concurrently with the filing of the Preliminary Qualification Prospectus and Final Qualification Prospectus, as applicable, unless otherwise indicated:

(i) a copy of the Preliminary Qualification Prospectus and the Final Qualification Prospectus manually signed on behalf of the Company, by the persons and in the form required by Applicable Securities Laws;

(ii) a copy of any other document filed with, or delivered to, the Securities Commissions by the Company under Applicable Securities Laws in connection with the filing of the Preliminary Qualification Prospectus or Final Qualification Prospectus; and

(iii) in the case of the Final Qualification Prospectus, a "long-form" comfort letter dated the date of the Final Qualification Prospectus, in form and substance satisfactory to the Agent, acting reasonably, addressed to the Agent, from the Company's auditors Smythe LLP, and based on a review completed not more than two Business Days prior to the date of the letter, with respect to certain financial and accounting information relating to the Company included and incorporated by reference in the Final Qualification Prospectus, which letter shall be in addition to the auditors' report contained in the Final Qualification Prospectus and any auditors' comfort letter addressed to or filed with the Securities Commissions under Applicable Securities Laws.

(i) Supplementary Material. If applicable, the Company shall prepare and deliver promptly to the Agent copies of all Supplementary Material. Concurrently with the delivery of any Supplementary Material or the incorporation by reference in the Preliminary Qualification Prospectus or the Final Qualification Prospectus of any Subsequent Disclosure Document, the Company shall deliver to the Agent, with respect to such Supplementary Material or Subsequent Disclosure Document, documents substantially similar to those referred to in Section 4(h).

5. Distribution and Certain Obligations of the Agent

(a) The Agent shall, and shall require any Selling Firm to agree to, comply with the Applicable Securities Laws and the applicable securities laws of the Selling Jurisdictions outside of Canada, in connection with the distribution of the Special Warrants and shall offer the Special Warrants for sale to the public directly and through Selling Firms upon the terms and conditions set out in this Agreement.

(b) The Agent shall, and shall require any Selling Firm to agree to, distribute the Special Warrants in a manner which complies with and observes all Applicable Laws in each jurisdiction into and from which they may offer to sell the Special Warrants and will not, directly or indirectly, offer, sell or deliver any Special Warrants to any person in any jurisdiction other than in the Selling Jurisdictions, unless the Company and the Agent agree otherwise and then only in a manner which will not require the Company to comply with the registration and prospectus or other similar requirements under the applicable securities laws of such other jurisdictions.

(c) The Agent will use commercially reasonable efforts to obtain from each Purchaser a duly completed and executed Subscription Agreement and other forms required under Applicable Securities Laws or the applicable securities laws of the Selling Jurisdictions outside of Canada that are provided to the Agent by the Company for execution by Purchasers relating to the issuance and sale of the Special Warrants, and the Agent shall at least two (2) Business Days prior to the Closing Date, provide the Company with copies of such Subscription Agreements and complete registration instructions in respect of the Special Warrants.

(d) The Agent is an "accredited investor" as defined under NI 45-106.

(e) The Agent will keep, and cause its representatives and agents to keep, strictly confidential, and will use only for the purpose of performing its obligations hereunder, all information, whether written or oral, acquired from the Company and the Company's representatives and agents in connection with the transactions contemplated hereunder, except (i) information for which disclosure was approved by the Company, (ii) information disclosed to employees and agents of the Company or its affiliates and to those officers, employees, agents and advisors of the Agent who require access thereto for the purpose of permitting the Agent to fulfill its obligations hereunder; (iii) information that was made available to the public prior to the Agent's engagement, (iv) information that thereafter becomes available to the public other than through a breach by the Agent of its obligations hereunder, (v) information that was lawfully in the Agent's possession prior to its engagement, or (vi) to the extent that the Agent is required by law to disclose such information. The Agent will provide the Company with prompt notice of any such legal disclosure requirement so that the Company may seek an appropriate protective order or waive compliance with this Section 5(e).

6. Material Change

(a) The Company shall promptly inform the Agent (and promptly confirm such notification in writing) during the period from the date of this Agreement until the Qualification Date of the full particulars of:

(i) any material change whether actual, anticipated, contemplated, threatened or proposed in the Company or any Subsidiary or in any of their respective businesses, assets (including intangible assets), affairs, operations, prospects, liabilities (contingent or otherwise), capital, assets, properties, condition (financial or otherwise) or results of operations or in the Offering;

(ii) any material fact which has arisen or has been discovered or any new material fact that would have been required to have been stated in the Offering Documents had that fact arisen or been discovered on, or prior to the date of any of the Offering Documents; or

(iii) any change in any material fact (which for the purposes of this Agreement shall be deemed to include the disclosure of any previously undisclosed material fact) contained or incorporated by reference in the Offering Documents or the Disclosure Record or whether any event or state of facts has occurred after the date hereof, which, in any case, is, or may be, of such a nature as to render any of the Offering Documents or the Disclosure Record untrue or misleading in any material respect or to result in any misrepresentation in any of the Offering Documents or the Disclosure Record, including as a result of any of the Offering Documents or the Disclosure Record containing or incorporating by reference an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not false or not misleading in the light of the circumstances in which it was made, or which could result in any of the Offering Documents or the Disclosure Record not complying with the Applicable Securities Laws of any Qualifying Jurisdiction.

(b) Subject to Section 6(d) the Company will prepare and file promptly (and, in any event, within the time prescribed by Applicable Securities Laws) any Supplementary Material which may be necessary under the Applicable Securities Laws, and the Company will prepare and file promptly at the request of the Agent any Supplementary Material which, in the opinion of the Agent, acting reasonably, may be necessary or advisable.

(c) During the period commencing on the date hereof until the Qualification Date, the Company will promptly inform the Agent in writing of the full particulars of:

(i) any request of any Securities Commission for any amendment to the Preliminary Qualification Prospectus, the Final Qualification Prospectus or any Supplementary Material or for any additional information in respect of the Offering;

(ii) the receipt by the Company of any material communication, whether written or oral, from any Securities Commission, the CSE or any other competent authority, relating to the Offering, the Preliminary Qualification Prospectus, the Final Qualification Prospectus or any Supplementary Material;

(iii) any notice or other correspondence received by the Company from any Governmental Authority and any requests from such bodies for information, a meeting or a hearing relating to the Company, the Offering, the issue and sale of the Special Warrants or any other event or state of affairs that could, individually or in the aggregate, have a Material Adverse Effect; or

(iv) the issuance by any Securities Commission, the CSE or any other competent authority, including any other Governmental Authority, of any order to cease or suspend trading or distribution of any securities of the Company or of the institution, threat of institution of any proceedings for that purpose or any notice of investigation that could potentially result in an order to cease or suspend trading or distribution of any securities of the Company.

(d) In addition to the provisions of Sections 6(a), 6(b) and 6(c) hereof, the Company shall in good faith discuss with the Agent any circumstance, change, event or fact contemplated in Sections 6(a), 6(b) or 6(c) which is of such a nature that there is or could be reasonable doubt as to whether notice should be given to the Agent under Section 6(a), 6(b) or 6(c) hereof and shall consult with the Agent with respect to the form and content of any Supplementary Material proposed to be filed by the Company, it being understood and agreed that no such Supplementary Material shall be filed with any Securities Commission prior to the review and approval thereof by the Agent and its counsel, acting reasonably.

7. Regulatory Approvals

(a) Prior to the completion of the Offering, the Company shall file or cause to be filed with the CSE all necessary documents and shall take or cause to be taken all necessary steps to ensure that the Company has obtained all necessary approvals for the Unit Shares, Warrant Shares and Compensation Option Shares (including the Common Shares issuable upon exercise of the Compensation Option Warrants) to be conditionally listed on the CSE subject only to the satisfaction by the Company of such customary and standard post-closing conditions imposed by the CSE in similar circumstances and set forth in such letter if any, and the CSE's policies (the "Standard Listing Conditions").

(b) The Company will make all necessary filings and obtain all necessary regulatory consents and approvals (if any), and the Company will pay all filing, exemption and other fees required to be paid in connection with the transactions contemplated in this Agreement.

8. Representations and Warranties of the Company

The Company represents and warrants to the Agent and the Purchasers, and acknowledges that each of them is relying on such representations and warranties in connection with the purchase of Special Warrants, that:

(a) the Company: (i) has been duly incorporated, amalgamated, continued or organized and is validly existing as a company in good standing under the laws of its jurisdiction of incorporation, amalgamation, continuation or organization, and has the corporate power, capacity and authority to own, lease and operate its property and assets, to conduct its business as now conducted and as currently proposed to be conducted and to carry out the provisions hereof; and (ii) where required, has been duly qualified as an extra-provincial or foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases property, or conducts any business unless, in each case, the failure to so qualify in any such jurisdiction would not, individually or in the aggregate, have a Material Adverse Effect;

(b) other than the Subsidiaries, the Company has no subsidiaries and no investment in any person which is or would be material to the business and affairs of the Company. The Subsidiaries are the only subsidiaries of the Company. The Company is the direct or indirect registered and beneficial owner of all of the issued and outstanding shares and other voting securities of each Subsidiary, in each case free and clear of all Encumbrances or adverse interests whatsoever, and no person, firm, corporation or entity has any agreement, option, right or privilege (whether pre-emptive or contractual) capable of becoming an agreement or option, for the purchase from the Company or any Subsidiary of any of the shares or other securities of any Subsidiary;

(c) each Subsidiary: (i) has been duly incorporated, amalgamated, continued or organized and is validly existing as a company in good standing under the laws of its jurisdiction of incorporation, amalgamation, continuation or organization and has the corporate power, capacity and authority to own, lease and operate its property and assets, to conduct its business as now conducted and as currently proposed to be conducted and to carry out the provisions hereof; and (ii) where required, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business and is not precluded from carrying on business or owning property in such jurisdictions by any other commitment, agreement or document;

(d) each of the Company and the Subsidiaries (i) has conducted and has been conducting its business in compliance in all material respects with all Applicable Laws of each jurisdiction in which its business is carried on or in which its services are provided and has not received a notice of non-compliance, nor knows of, nor has reasonable grounds to know of, any facts that could give rise to a notice of non-compliance with any such Applicable Laws, (ii) is not in breach or violation of any judgment, order or decree of any Governmental Authority or court having jurisdiction over the Company or any Subsidiary, as applicable, and (iii) holds all, and are not in breach of any, material Governmental Licences that enable its business to be carried on as now conducted in each of the jurisdictions it carries on business and enable it to own, lease or operate its Assets and Properties, and none of the Subsidiaries nor, to the knowledge of the Company, any other person, has taken any steps or proceedings, voluntary or otherwise, requiring or authorizing such Subsidiaries' dissolution or winding up;

(e) none of the Company or any Subsidiary has been served with or otherwise received notice of any legal or governmental proceedings and there are no legal or governmental proceedings (whether or not purportedly on behalf of the Company) pending to which the Company or any Subsidiary is a party or of which any property or assets of the Company or any Subsidiary is the subject which is reasonably likely, individually or in the aggregate, to have a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation by the Company of the transactions contemplated by this Agreement and, to the best of the Company's knowledge, no such proceedings have been threatened or contemplated by any Governmental Authority or any other parties;

(f) the Company owns no real property. Any real property or building held under lease by the Company or any Subsidiary, which is material, individually or in the aggregate, to the Company or any Subsidiary, is held by it under valid and subsisting leases enforceable against the respective lessors thereof with such exceptions as are not material, individually or in the aggregate, to the Company;

(g) the Company and each Subsidiary is the absolute legal and beneficial owner, and has good and valid title to, all of the material property or assets thereof as described in the Disclosure Record free and clear of all Encumbrances and defects of title except such as are disclosed in the Disclosure Record or such as are not material, individually or in the aggregate, to the Company or any Subsidiary, and (A) no other material property or assets are necessary for the conduct of the business of the Company or any Subsidiary as currently conducted, (B) the Company has no knowledge of any claim or the basis for any claim that might or could materially and adversely affect the right of the Company or any Subsidiary to use, transfer or otherwise exploit such property or assets, and (C) neither the Company nor the Subsidiary has any responsibility or obligation to pay any commission, royalty, licence fee or similar payment to any person with respect to the property and assets thereof;

(h) the Historical Financial Statements:

(i) have been prepared in accordance with Applicable Securities Laws and IFRS, applied on a consistent basis throughout the periods referred to therein, except as otherwise disclosed therein;

(ii) present fairly, in all material respects, the financial position and condition of the Company and the Subsidiaries on a consolidated basis as at the dates thereof and the results of its operations and the changes in its shareholder's equity and cash flows for the periods then ended, and contain and reflect adequate provisions or allowance for all reasonably anticipated liabilities, expenses and losses of the Company and the Subsidiaries on a consolidated basis in accordance with IFRS, and do not contain a misrepresentation; and

(iii) have been audited (in the case of the annual financial statements comprising the Historical Financial Statements) or reviewed (in the case of the interim financial statements comprising the Historical Financial Statements) by independent public accountants within the meaning of Applicable Securities Laws and the rules of the Chartered Professional Accountants of Canada;

(i) the accountants who audited or reviewed (as the case may be) the Historical Financial Statements are independent with respect to the Company within the meaning of Applicable Securities Laws and there has not been any "reportable event" (within the meaning of NI 51-102) with the current auditors or any former auditors of the Company during the past five financial years;

(j) there are no material liabilities of the Company whether direct, indirect, absolute, contingent or otherwise which are not disclosed or reflected in the Historical Financial Statements, except for liabilities incurred in the ordinary course of business since November 30, 2019, and which liabilities would not, individually or in the aggregate, have a Material Adverse Effect;

(k) the audit committee's responsibilities and composition comply with National Instrument 52-110 - Audit Committees;

(l) except as disclosed in the Disclosure Record, none of the directors, executive officers or shareholders who beneficially own, directly or indirectly, or exercise control or direction over, more than 10% of the outstanding Common Shares or any known associate or affiliate of any such person, had or has any material interest, direct or indirect, in any transaction or any proposed transaction (including, without limitation, any loan made to or by any such person) with the Company which, as the case may be, materially affects, is material to or will materially affect the Company and its Subsidiaries on a consolidated basis;

(m) the Company and each Subsidiary has duly and on a timely basis filed all foreign, federal, state, provincial, territorial, local and municipal tax returns required to be filed by it, has paid, collected, withheld and remitted all taxes due and payable or required to be collected, withheld and remitted by the Company and the Subsidiaries, respectively, and has paid all assessments and reassessments in respect of all taxes and all other governmental charges, including penalties, interest and other fines due and payable by it and which are claimed by any Governmental Authority to be due and owing, except where the failure to pay would not, individually or in the aggregate, have a Material Adverse Effect; there are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any tax return or payment of any tax, governmental charge or deficiency by the Company or by any Subsidiary; there are no audits, actions, suits, proceedings, investigations or claims in progress or pending or, to the best of the Company's knowledge, threatened against the Company or any Subsidiary in respect of taxes or other governmental charges which, if determined adversely, could individually or in the aggregate have a Material Adverse Effect; the Company and each of the Subsidiaries have established on their books and records reserves that are adequate for the payment of all taxes and other governmental charges including penalties, interest and other fines not yet due and payable and there are no liens for such taxes and other amounts on the assets of the Company or any of the Subsidiaries, and, to the best of the Company's knowledge, there are no audits pending of the tax returns of the Company or any of the Subsidiaries (whether federal, state, provincial, local or foreign) and there are no claims which have been or may be asserted relating to any such tax returns, which audits and claims, if determined adversely, would result in the assertion by any Governmental Authority of any deficiency that could, individually or in the aggregate, have a Material Adverse Effect;

(n) the Company and/or the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to make, use, reproduce, license, sell, modify, update, enhance or otherwise exploit, the Intellectual Property including, for greater certainty, the Intellectual Property described in the Disclosure Record; the Company has no knowledge that the Company or any Subsidiary lacks or will be unable to obtain any rights or licenses to use or otherwise exploit all Intellectual Property used for the conduct of the business of the Company and/or the Subsidiaries (including the commercialization of the Company's products and services candidates) as described in the Disclosure Record; no third parties have rights to any Intellectual Property of the Company or any Subsidiary, except as disclosed in the Disclosure Record or except for the ownership rights of the owners of the Licensed IP or except for any licenses of use granted by the Company and/or any Subsidiary therein; there is no pending or, to the best of the Company's knowledge, threatened or ongoing action, suit, proceeding or claim by others challenging the validity or enforceability of any Intellectual Property or the Company's or any Subsidiary's rights in or to any Intellectual Property, the Company has no knowledge of any facts which form a reasonable basis for any such claim, and to the best of the Company's knowledge, there has been no finding of unenforceability or invalidity of the Intellectual Property; to the best of the Company's knowledge, there is no patent or published patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property of the Company or any Subsidiary; and to the best of the Company's knowledge, there is no prior art that necessarily renders any patent application owned by the Company or any Subsidiary unpatentable that has not been disclosed to the US Patent and Trademark Office or any similar office in Canada or any other jurisdiction;

(o) other than Licensed IP, the Company and/or the Subsidiaries are the legal and beneficial owners of, have good and marketable title to, and own all right, title and interest in and to all Intellectual Property free and clear of all Encumbrances or adverse interests whatsoever, covenants, conditions, options to purchase and restrictions or other adverse claims of any kind or nature, and the Company has no knowledge of any claim of adverse ownership in respect thereof; other than the Licensed IP, no consent of any person is necessary to make, use, reproduce, license, sell, modify, update, enhance or otherwise exploit any Intellectual Property and none of the Intellectual Property of the Company or any Subsidiary comprises an improvement to Licensed IP that would give any person any rights to any such Intellectual Property, including, without limitation, rights to license any such Intellectual Property;

(p) neither the Company nor any of the Subsidiaries has received any notice or claim (whether written, oral or otherwise) challenging the ownership or right to use or otherwise exploit any of the Intellectual Property or suggesting that any other person has any claim of legal or beneficial ownership or other claim or interest with respect thereto, nor is there a reasonable basis for any claim that any person other than the Company and the Subsidiaries have any claim of legal or beneficial ownership or other claim or interest in any of the Intellectual Property;

(q) the Company and its Subsidiaries have used commercially reasonable efforts to maintain and protect the Intellectual Property owned by the Company and/or any Subsidiary (including, unless otherwise specified, making filings and payments of registration, maintenance, renewal or similar fees and to obtain ownership of such Intellectual Property developed for the Company and/or any Subsidiary by its employees, consultants and contractors (including securing assignment agreements from all former and current employees, consultants and contractors that assign to the Company and/or a Subsidiary all rights, title and interest in and to any such Intellectual Property, and including with respect to all copyrightable Intellectual Property, securing from such employees, consultants and/or contractors waivers of moral rights in writing in favour of the Company, the Subsidiaries and their successors, assignees and licensees)); there are no oppositions, cancellations, invalidity proceedings, interferences or re-examination proceedings pending with respect to any Intellectual Property owned by the Company and/or any Subsidiary or, to the best of the Company's knowledge, threatened or ongoing; all applications for registration of any Intellectual Property owned by the Company and/or any Subsidiary have been properly filed and have been pursued by the Company and the Subsidiaries in the ordinary course of business, and neither the Company nor any of the Subsidiaries has received any notice (whether written, oral or otherwise) indicating that any application for registration of the Intellectual Property owned by the Company and/or any Subsidiary has been finally rejected or denied by the applicable reviewing authority except for any rejection or denial that would not, individually or in the aggregate, have a Material Adverse Effect;

(r) to the best of the Company's knowledge, the conduct of the business of the Company and the Subsidiaries (including, without limitation, the sale of their respective products and services, or the use or other exploitation of the Intellectual Property by the Company, the Subsidiaries or any customers, distributors or other licensees thereof) has not infringed, violated, misappropriated or otherwise conflicted with (and does not infringe, violate, misappropriate or otherwise conflict with) any Intellectual Property right of any person; there is no pending, threatened, or ongoing action, suit, proceeding or claim by others alleging that any current or proposed conduct of their respective businesses (including, without limitation, the sale of their respective products and services, or use or other exploitation of any Intellectual Property by the Company, the Subsidiaries or any customers, distributors or other licensees) infringes, violates, misappropriates or otherwise conflicts with (or would infringe, violate, misappropriate or otherwise conflict with) any Intellectual Property of others, and the Company has no knowledge of any facts which form a reasonable basis for any such claim;

(s) to the best of the Company's knowledge, no person has infringed or misappropriated, or is infringing or misappropriating, any rights of the Company and/or any Subsidiary in or to the Intellectual Property;

(t) the Company has entered into valid and enforceable written agreements pursuant to which the Company has been granted all licenses and permissions to use, reproduce, sub- license, sell, modify, update, enhance or otherwise exploit the Licensed IP to the extent required to conduct the business of the Company and the Subsidiaries as currently conducted or as proposed to be conducted (including, if required, the right to incorporate such Licensed IP into the Intellectual Property). All license agreements in respect of Licensed IP are in full force and effect and none of the Company, any of the Subsidiaries or to the best of the Company's knowledge, any other person, is in default of its obligations thereunder;

(u) to the extent that any of the Intellectual Property is licensed or disclosed to any person or any person has access to such Intellectual Property (including but not limited to any employee, officer, shareholder, consultant, systems-integrator, distributor, contract counterparty, or other customer of the Company or any of the Subsidiaries), the Company has entered into a valid and enforceable written agreement which contains terms and conditions prohibiting the unauthorized use, reproduction, disclosure or transfer of such Intellectual Property by such person. Other than such agreements that have expired in accordance with their respective terms, all such agreements are in full force and effect and none of the Company, any of the Subsidiaries or, to the best of the Company's knowledge, any other person, is in default of its obligations thereunder;

(v) the Company is a reporting issuer in British Columbia, Alberta, Saskatchewan and Ontario, is not in default under the Applicable Securities Laws of the Qualifying Jurisdictions and is not on the list of defaulting issuers maintained by the applicable Securities Commissions in the Qualifying Jurisdictions;

(w) the Company is in compliance with its timely and continuous disclosure obligations under the Applicable Securities Laws of each of the Qualifying Jurisdictions and the policies, rules and regulations of the CSE and, without limiting the generality of the foregoing, there has not occurred any material change (actual, anticipated, contemplated or threatened) in the business, assets (including intangible assets), affairs, operations, prospects, liabilities (contingent or otherwise), capital, assets, properties, condition (financial or otherwise), results of operations or control of the Company and the Subsidiaries taken as a whole since September 23, 2015 which has not been set forth in the Disclosure Record or otherwise publicly disclosed on a non-confidential basis, and the Company has not filed any confidential material change reports since September 23, 2015 which remains confidential as at the date hereof;

(x) to the best of the Company's knowledge, no agreement is in force or effect which in any manner affects the voting or control of any of the securities of the Company or any Subsidiary;

(y) the Company is authorized to issue an unlimited number of Common Shares, of which 110,057,080 Common Shares are issued and outstanding as of the date hereof, and all such issued Common Shares are validly issued and outstanding, and no person, firm or corporation has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming such a right, agreement or option or privilege (whether pre-emptive or contractual), for the issue or allotment of any unissued shares in the capital of the Company or any Subsidiary or any other security convertible into or exchangeable for any such shares, or to require the Company or any Subsidiary to purchase, redeem or otherwise acquire any of the outstanding securities in the capital of the Company or any Subsidiary, except as disclosed in the Disclosure Record, in connection with the Non-Brokered Private Placement and pursuant to the exercise or deemed exercise of the Special Warrants;

(z) the execution and delivery of each of the Transaction Documents and the performance of the transactions contemplated hereby and thereby (including the issuance, sale and delivery of the Special Warrants to be issued and sold by the Company at the Time of Closing, the issuance and delivery of the Unit Shares and Warrants comprising the Underlying Units upon the exercise or deemed exercise of the Special Warrants, the issuance of the Warrant Shares upon exercise of the Warrants, the issuance of the Compensation Options, the issuance of the Compensation Option Shares and Compensation Option Warrants upon exercise of the Compensation Options, and the issuance of the Common Shares issuable upon exercise of the Compensation Option Warrants) have been duly authorized by all necessary corporate action of the Company and each of the Transaction Documents has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, provided that enforcement hereof may be limited by laws affecting creditors' rights generally, that specific performance and other equitable remedies may only be granted in the discretion of a court of competent jurisdiction and that the provisions relating to indemnity, contribution, severability and waiver of contribution may be limited under Applicable Law (the "Qualification");

(aa)  the execution and delivery of each of the Transaction Documents and the performance of the transactions contemplated hereby and thereby by the Company (including the issuance, sale and delivery of the Special Warrants to be issued and sold by the Company at the Time of Closing, the issuance and delivery of the Unit Shares and Warrants comprising the Underlying Units upon the exercise or deemed exercise of the Special Warrants, the issuance of the Warrant Shares upon exercise of the Warrants, the issuance of the Compensation Options, the issuance of the Compensation Option Shares and Compensation Option Warrants upon exercise of the Compensation Options, and the issuance of the Common Shares issuable upon exercise of the Compensation Option Warrants) do not and will not:

(i) require the consent, approval, authorization, registration or qualification of or with any Governmental Authority, stock exchange, Securities Commission or other third party, except such as have been obtained or such as may be required (and shall be obtained by the Company prior to the Time of Closing) under Applicable Securities Laws or stock exchange regulations, and except for the filing of the Preliminary Qualification Prospectus, the Final Qualification Prospectus and any Supplementary Material, as applicable, all in accordance with Applicable Securities Laws, and the Company obtaining the Final Receipt; or

(ii) result in a breach of or default under, and do not and will not create a state of facts which, after notice or lapse of time or both, will result in a breach of or default under, and do not and will not conflict with:

A. any of the terms, conditions or provisions of the notice of articles, articles, by laws or resolutions of the shareholders, directors or any committee of directors of the Company or any Subsidiary or any material indenture, agreement or instrument to which the Company or any Subsidiary is a party or by which it or they are contractually bound or any judgment, decree or order binding the Company or its Assets and Properties or any Subsidiary or its Assets and Properties; or

B. any statute, rule, regulation or law applicable to the Company or any Subsidiary, including, without limitation, the Applicable Securities Laws, or any judgment, order or decree of any Governmental Authority or court having jurisdiction over the Company; and

(iii) do not affect the rights, duties and obligations of any parties to any material indenture, agreement or instrument to which the Company or any Subsidiary is a party, nor give a party the right to terminate any such indenture, agreement or instrument by virtue of the application of terms, provisions or conditions in such indenture, agreement or instrument;

(bb) the Special Warrants have been duly created and authorized for issuance, and, upon payment of the aggregate Issue Price therefor, the Special Warrants will be validly issued and outstanding as fully paid securities of the Company. The Company has the corporate power, capacity and authority to issue and sell the Special Warrants and the Special Warrants will not have been issued in violation of or subject to any pre-emptive or contractual rights to purchase securities issued or granted by the Company;

(cc) the Unit Shares and the Warrants comprising the Underlying Units have been duly created, authorized and allotted for issuance, and, upon the exercise or deemed exercise of the Special Warrants, (i) in the case of the Unit Shares, will be validly issued and outstanding as fully paid and non-assessable Common Shares in the capital of the Company, and (ii) in the case of the Warrants, will be duly created and validly issued and outstanding as fully paid securities of the Company. The Company has the corporate power, capacity and authority to issue the Unit Shares and the Warrants comprising the Underlying Units, and at the time of issuance thereof, the Unit Shares and the Warrants comprising the Underlying Units will not have been issued in violation of or subject to any pre-emptive or contractual rights to purchase securities issued or granted by the Company;

(dd) the Warrant Shares have been duly created, authorized, allotted and reserved for issuance, and, upon the exercise of the Warrants and payment of the exercise price therefor, will be validly issued and outstanding as fully paid and non-assessable Common Shares in the capital of the Company. The Company has the corporate power, capacity and authority to issue the Warrant Shares and, at the time of issuance thereof, the Warrant Shares will not have been issued in violation of or subject to any pre-emptive or contractual rights to purchase securities issued or granted by the Company;

(ee) the Compensation Options have been duly created and authorized for issuance and have been validly issued and are outstanding as fully paid securities of the Company. The Company has the corporate power, capacity and authority to issue and sell the Compensation Options and the Compensation Options will not have been issued in violation of or subject to any pre-emptive or contractual rights to purchase securities issued or granted by the Company;

(ff) the Compensation Option Shares have been duly created, authorized and allotted for issuance, and, upon the exercise of the Compensation Options and payment of the exercise price therefor, will be validly issued and outstanding as fully paid and non- assessable Common Shares in the capital of the Company. The Company has the corporate power, capacity and authority to issue the Compensation Option Shares and, at the time of issuance thereof, the Compensation Option Shares will not have been issued in violation of or subject to any pre-emptive or contractual rights to purchase securities issued or granted by the Company;

(gg) the Compensation Option Warrants have been duly created, authorized and allotted for issuance, and, upon the exercise of the Compensation Options and payment of the exercise price therefor, will be duly created and validly issued and outstanding as fully paid securities of the Company. The Company has the corporate power, capacity and authority to issue the Compensation Option Warrants and, at the time of issuance thereof, the Compensation Option Warrants will not have been issued in violation of or subject to any pre-emptive or contractual rights to purchase securities issued or granted by the Company;

(hh) the Common Shares issuable upon exercise of the Compensation Option Warrants have been duly created, authorized and allotted for issuance, and, upon the exercise of the Compensation Option Warrants and payment of the exercise price therefor, will be validly issued and outstanding as fully paid and non-assessable Common Shares in the capital of the Company. The Company has the corporate power, capacity and authority to issue the Common Shares issuable upon exercise of the Compensation Option Warrants and, at the time of issuance thereof, the Common Shares issuable upon exercise of the Compensation Option Warrants will not have been issued in violation of or subject to any pre-emptive or contractual rights to purchase securities issued or granted by the Company;

(ii) to the best of the Company's knowledge, there is no legislation or governmental regulation which materially and adversely affect the business, assets (including intangible assets), affairs, operations, prospects, liabilities (contingent or otherwise), capital, assets, properties, condition (financial or otherwise) or results of operations of the Company or any Subsidiary;

(jj) the Common Shares are listed and posted for trading on the CSE and, prior to the Time of Closing, all necessary notices and filings will have been made with and all necessary consents, approvals, authorizations will have been obtained by the Company from the CSE to ensure that, subject to fulfilling the Standard Listing Conditions, the Unit Shares, the Warrant Shares, the Compensation Option Shares and the Common Shares issuable upon exercise of the Compensation Option Warrants, will be listed and posted for trading on the CSE upon their issuance;

(kk) no default exists under and no event has occurred which, after notice or lapse of time or both, or otherwise, constitutes a default under or breach of, by the Company, any Subsidiary, or any other person, any material obligation, agreement, covenant or condition contained in any contract, indenture, trust, deed, mortgage, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its properties may be bound. No order, ruling or determination having the effect of suspending the sale or ceasing the trading of the Special Warrants, the Underlying Units, the Unit Shares, the Warrants, the Warrant Shares, the Compensation Options, the Compensation Units, the Common Shares or any other security of the Company has been issued or made by any Securities Commission or stock exchange or any other regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or are pending or, to the Company's knowledge, are contemplated or threatened by any such authority or under any Applicable Securities Laws;

(ll) except for the approval of the CSE to list the Unit Shares, the Warrant Shares, the Compensation Option Shares and the Common Shares issuable upon exercise of the Compensation Option Warrants, and receipt by the Company of the Final Receipt, there are no third party consents required to be obtained in order for the Company to complete the Offering;

(mm) except for the Agent as provided herein, there is no person, firm or corporation acting for the Company entitled to any brokerage or finder's fee in connection with this Agreement or any of the transactions contemplated hereunder;

(nn) each of the documents forming the Disclosure Record filed since September 23, 2015 by or on behalf of the Company with any Securities Commission or the CSE, did not contain a misrepresentation, determined as at the date of filing, which has not been corrected by the filing of a subsequent document which forms part of the Disclosure Record;

(oo) based on the provisions of the Income Tax Act (Canada) and the regulations thereunder (together, the "Tax Act") in force on the date hereof and assuming that any proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof are adopted in the manner proposed, the Special Warrants and the Unit Shares and Warrants comprising the Underlying Units would, if issued on the date hereof, be qualified investments for the purposes of the Tax Act for trusts governed by registered retirement savings plans, registered retirement income funds, deferred profit sharing plans, registered education savings plans, registered disability savings plans and tax-free savings accounts (each, a "Plan"), each as defined in the Tax Act, provided that at the relevant time, (i) in the case of the Special Warrants and Warrants, neither the Company nor any person with whom the Company does not deal at arm`s length is an annuitant, a beneficiary, an employer or a subscriber under, or a holder of, the Plan, and the Company is a "public corporation" for purposes of the Tax Act and, (ii) in the case of the Unit Shares comprising the Underlying Units, the Company is a "public corporation" for the purposes of the Tax Act;

(pp) the minute books and records of each of the Company and the Subsidiaries made available to counsel for the Agent in connection with its due diligence investigation of the Company and the Subsidiaries for the periods from its date of incorporation to the date of examination thereof are all of the minute books and records of the Company and the Subsidiaries and contain copies of all proceedings (or certified copies thereof) of the shareholders, the boards of directors and all committees of the boards of directors of the Company and the Subsidiaries to the date of review of such corporate records and minute books and other than with respect to the Offering there have been no other meetings, resolutions or proceedings of the shareholders, board of directors or any committees of the board of directors of the Company and the Subsidiaries to the date of review of such corporate records and minute books not reflected in such minute books and other records;

(qq) with respect to each premises which is material to the Company or any Subsidiary and which the Company or any Subsidiary occupies as tenant (the "Leased Premises"), the Company or the Subsidiary (as applicable) occupies the Leased Premises and has the exclusive right to occupy and use the Leased Premises and neither the Company nor any Subsidiary is in breach or violation of or in default under any of the leases pursuant to which the Company or the Subsidiary (as applicable) occupies the Leased Premises and to the best of the Company's knowledge, such leases are in good standing and in full force and effect;

(rr) no material labour dispute with current and former employees of the Company or any of the Subsidiaries exists or is imminent and the Company has no knowledge of any existing, threatened or imminent labour disturbance or disruption by the employees of any of the principal suppliers, manufacturers or contractors of the Company;

(ss) the Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged, and the Company has no reason to believe that it will not be able to renew the existing insurance coverage of the Company and the Subsidiaries as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, have a Material Adverse Effect;

(tt) except in compliance with Applicable Laws, neither the Company nor any Subsidiary has used any of its property or facilities to generate, manufacture, process, distribute, use, treat, store, dispose of, transport or handle any pollutants, contaminants, chemicals or industrial toxic or hazardous waste or substances ("Hazardous Substances"); except in compliance with Applicable Laws, neither the Company nor any Subsidiary has caused or permitted the release, in any manner whatsoever, of any Hazardous Substances on or from any of its properties or assets or any such release on or from a facility owned or operated by third parties but with respect to which the Company or a Subsidiary is or may reasonably be alleged to have material liability or has received any notice that it is potentially responsible for a federal, provincial, municipal or local clean-up site or corrective action under any Applicable Laws, statutes, ordinances, by-laws, regulations or any orders, directions or decisions rendered by any ministry, department or administrative regulatory agency relating to the protection of the environment, occupational health and safety or otherwise relating to or dealing with Hazardous Substances in a manner that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

(uu) there has not been and there is not currently any labour disruption or conflict which is adversely affecting or could reasonably be expected to adversely affect, in a material manner, the carrying on of the business of the Company or the Subsidiaries;

(vv) each employee benefit plan that is maintained, administered or contributed to by the Company or any of the Subsidiaries for employees or former employees of the Company or the Subsidiaries has been maintained in compliance with its terms and the requirements of any Applicable Laws and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions;

(ww) the forms and terms of the certificates representing the Common Shares have been approved and adopted by the board of directors of the Company and the form and terms of the certificate representing the Common Shares do not and will not conflict with any Applicable Laws or the rules of the CSE;

(xx) the forms and terms of the certificates representing each of the Special Warrants and the Warrants have been approved and adopted by the board of directors of the Company do not and will not conflict with any Applicable Laws;

(yy) AST Trust Company (Canada), at its principal offices in Vancouver, British Columbia, has been duly appointed as the registrar and transfer agent for the Common Shares;

(zz) AST Trust Company (Canada), at its principal offices in Vancouver, British Columbia, has been duly appointed as special warrant agent under the Special Warrant Indenture;

(aaa) AST Trust Company (Canada), at its principal offices in Vancouver, British Columbia, has been duly appointed as warrant agent under the Warrant Indenture;

(bbb) the business and material property and assets of the Company and the Subsidiaries conform in all material respects to the descriptions thereof contained in the Disclosure Record;

(ccc) all Products and services provided to customers, in whole or in part, by the Company or any Subsidiary and all component parts which are supplied to the Company or any Subsidiary are, to the best of the Company's knowledge, manufactured or provided in full compliance with Applicable Laws and meet industry specific standards set by all organizations which pertain to the business of the Company and each Subsidiary and the Company's and each Subsidiary's Products and services have met and satisfied all product safety standards necessary to permit the sale of the Company's and each Subsidiary's Products and services in the jurisdictions where they are sold;

(ddd) (A) the Company and each of the Subsidiaries possesses such permits, certificates, licences, approvals, registrations, qualifications, consents and other authorizations issued by Governmental Authorities (collectively, "Governmental Licences"), as are necessary to conduct the business now operated by it in all jurisdictions in which it carries on business (as such business is currently conducted); (B) the Company and each Subsidiary is in material compliance with the terms and conditions of all such Governmental Licences; (C) all of such Governmental Licences are in good standing, valid and in full force and effect; (D) neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation, suspension, termination or modification of any such Governmental Licences, and there are no facts or circumstances, including without limitation facts or circumstances relating to the revocation, suspension, modification or termination of any Governmental Licenses held by others, known to the Company, that could lead to the revocation, suspension, modification or termination of any such Governmental Licenses if the subject of an unfavourable decision, ruling or finding, except where such revocation, suspension, modification or termination is not in respect of a material Governmental Licence or where such revocation, suspension, modification or termination would not, individually or in the aggregate, have a Material Adverse Effect; (E) neither the Company nor any Subsidiary is in material default with respect to filings to be effected or conditions to be fulfilled in order to maintain such Governmental Licenses in good standing; (F) none of such Governmental Licenses contains any term, provision, condition or limitation which has or would reasonably be expected to affect or restrict in any material respect the operations or the business of the Company or any Subsidiary as now carried on or proposed to be carried on; (G) neither the Company nor any Subsidiary has reason to believe that any party granting any such Governmental Licenses is considering limiting, suspending, modifying, withdrawing or revoking the same in any material respect;

(eee) None of the Company or any of its Subsidiaries has voluntarily or involuntarily initiated, conducted or issued, or caused to be initiated, conducted or issued, any recalls, market withdraws, safety alerts or other notice of material action relating to an actual or potential lack of safety, efficacy or the non-compliance with Applicable Laws of any Product or any clinical or pre-clinical trial related to the development of the Products;

(fff) all clinical and pre-clinical trials related to the development of the Products have been conducted, and to the extent they are still pending are currently being conducted, in accordance with accepted medical, scientific and ethical research procedures and all Applicable Laws;

(ggg) none of the Company or any of its Subsidiaries is subject to any obligation arising under an administrative or regulatory action, inspection, warning letter, notice of violation letter, or other written notice, response or commitment made to or with the United States Food and Drug Administration, Health Canada or any other Governmental Authority, and to Company's knowledge, no such proceedings have been threatened;

(hhh) none of the Company or any of its Subsidiaries, and to the Company's knowledge none of its or its Subsidiaries' officers, directors, and employees (i) are or have been a party to, or bound by, any order, individual integrity agreement, corporate integrity agreement, compliance undertaking or other formal agreement or settlement with any Governmental Authority concerning compliance with Applicable Laws; (ii) have made any filings in the United States pursuant to the OIG or CMS self-disclosure protocol; (iii) have been a defendant in any action, or received a threat of any action, brought under a United States federal or state whistleblower statute, including without limitation the False Claims Act (31 U.S.C. § 3729 et seq.); and (iv) have been served with or received any written search warrant, subpoena (other than those related to actions against third parties), civil investigative demand or contact letter from a Governmental Authority;

(iii) all forward-looking information and statements of the Company contained in the Disclosure Record, including any forecasts and estimates, expressions of opinion, intention and expectation have been based on assumptions that are reasonable in the circumstances, and the Company has updated such forward-looking information and statements as required by and in compliance with Applicable Securities Laws;

(jjj) the statistical, industry and market related data included in the Disclosure Record are derived from sources which the Company reasonably believes to be accurate, reasonable and reliable, and such data is consistent with the sources from which it was derived;

(kkk) all information which has been prepared by the Company relating to the Company or any of the Subsidiaries and the business, property and liabilities thereof and provided or made available to the Agent, and all financial, marketing, sales and operational information provided to the Agent is, as of the date of such information, true and correct in all material respects, taken as whole, and no fact or facts have been omitted therefrom which would make such information materially misleading;

(lll) (i) the responses given by the Company and its officers at all oral due diligence sessions conducted by the Agent in connection with the Offering, as they relate to matters of fact, have been and shall continue to be true and correct in all material respects as at the time such responses have been or are given, as the case may be, and such responses taken as a whole have not and shall not omit any fact or information necessary to make any of the responses not misleading in light of the circumstances in which such responses were given or shall be given, as the case may be; and (ii) where the responses reflect the opinion or view of the Company or its officers (including responses or portions of such responses which are forward-looking or otherwise relate to projections, forecasts, or estimates of future performance or results (operating, financial or otherwise)), such opinions or views have been and will be honestly held and believed to be reasonable at the time they are given;

(mmm) the Company is not insolvent (within the meaning of Applicable Laws), is able to pay its liabilities as they become due and has sufficient working capital to fund its operations for at least 12 months following the Closing Date;

(nnn) the Company has not withheld from the Agent any adverse material facts relating to the Company, any of the Subsidiaries or the Offering;

(ooo) the Company (i) has not made any significant acquisitions as such term is defined in Part 8 of NI 51-102 in its current financial year or prior financial years in respect of which historical and/or pro forma financial statements or other information would be required to be included or incorporated by reference into the Preliminary Qualification Prospectus or the Final Qualification Prospectus and for which a business acquisition report has not been filed under NI 51-102, (ii) has not entered into any agreement or arrangement in respect of a transaction that would be a significant acquisition for purposes of Part 8 of NI 51-102, and (iii) there are no proposed acquisitions by the Company that have progressed to the state where a reasonable person would believe that the likelihood of the Company completing the acquisition is high and would be a significant acquisition for the purposes of Part 8 of NI 51-102 if completed as of the date hereof;

(ppp) each benefit plan or pension plan administered or provided by the Company or any of its Subsidiaries is duly registered where required by Applicable Laws (including registration with relevant tax authorities where such registration is required to qualify for tax exemption or other tax beneficial status). Each benefit plan or pension plan has been administered in compliance in all material respects with, and is in good standing under, Applicable Laws. Neither the Company nor any Subsidiary contributes to or has an obligation to contribute to a plan, program or arrangement that provides defined benefit pensions or for which the funding is determined by reference to a defined benefit. The Company does not have any outstanding indebtedness or any liabilities or obligations, including any unfunded obligation, under any such benefit plan or pension plan, whether accrued, absolute, contingent or otherwise;

(qqq) the Company is not currently party to any agreement in respect of the change of control of the Company (whether by sale or transfer of shares or sale of all or substantially all of the assets and properties of the Company or otherwise);

(rrr) all scientific research and experimental development ("SR&ED") tax incentives applied for by the Company or a Subsidiary, if any, are bona fide and the Company has no knowledge that Canada Revenue Agency will disallow, reassess or reduce any such SR&ED incentives applied for by or previously granted to the Company or a Subsidiary;

(sss) all statements made in the Preliminary Qualification Prospectus, the Final Qualification Prospectus or any Supplementary Material, as applicable, describing the Special Warrants, Underlying Units, Unit Shares, Warrants, Warrant Shares, Compensation Securities, and the respective attributes thereof will be complete and accurate in all material respects;

(ttt) all information and statements contained in the Marketing Presentation: (i) are true and correct in all material respects at the time of delivery of the Marketing Presentation; (ii) contain no misrepresentation relating to the Company and its Subsidiaries or the Offering; and (iii) does not omit any material fact or information which is necessary to make the statements or information contained therein not misleading in light of the circumstances under which they were made;

(uuu) the Company and the Subsidiaries and their directors, officers, employees and other representatives are familiar with and have conducted all transactions, negotiations, discussions and dealings in full compliance with anti-bribery and anti-corruption laws and regulations applicable in any jurisdiction in which they are located or conducting business. Neither the Company nor any Subsidiary has made any offer, payment, promise to pay, or authorization of payment of money or anything of value to any government official, or any other person while having reasonable grounds to believe that all or a portion of such money or thing of value will be offered, given or promised, directly or indirectly, to a government official, for the purpose of (i) assisting the parties in obtaining, retaining or directing business; (ii) influencing any act or decision of a government official in his or its official capacity; (iii) inducing a government official to do or omit to do any act in violation of his or its lawful duty, or to use his or its influence with a government or instrumentality thereof to affect or influence any act or decision of such government or department, agency, instrumentality or entity thereof; or (iv) securing any improper advantage;

(vvv) the operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the "Applicable Anti-Money Laundering Laws") and no action, suit or proceeding by or before any Governmental Authority involving the Company or any Subsidiary with respect to Applicable Anti- Money Laundering Laws is, to the knowledge of the Company, pending or threatened;

(www) the Company will have filed a current annual information form in the form prescribed by NI 51-102 in each of the Qualifying Jurisdictions upon or prior to the filing of the Preliminary Qualification Prospectus; the Company is as of the date hereof an Eligible Issuer in the Qualifying Jurisdictions and, on the dates of and upon filing of the Preliminary Qualification Prospectus and the Final Qualification Prospectus, has been and will continue to be an Eligible Issuer in the Qualifying Jurisdictions and there will be no documents required to be filed under the Applicable Securities Laws of the Qualifying Jurisdictions in connection with the Offering of the Special Warrants that will not have been filed as required as at those respective dates;

(xxx) the Unit Shares, Warrants and Warrant Shares will at the Time of Closing qualify as eligible investments and the Company will not take or permit any action within its control which would cause the Unit Shares, Warrants or Warrant Shares to cease to be qualified, during the period of distribution of the Special Warrants, as eligible investments to the extent so described in the Final Qualification Prospectus; and

(yyy) at the time of delivery thereof to the Agent:

(i) the Preliminary Qualification Prospectus, the Final Qualification Prospectus and all Supplementary Material, if any, will comply, fully with the requirements of Applicable Securities Laws;

(ii) the Preliminary Qualification Prospectus, the Final Qualification Prospectus and all Supplementary Material, if any, will provide, full, true and plain disclosure of all material facts relating to the Company (on a consolidated basis) and the Special Warrants; and

(iii) the Preliminary Qualification Prospectus, the Final Qualification Prospectus and all Supplementary Material, if any, will not contain any misrepresentation.

9. Covenants of the Company

The Company covenants and agrees with the Agent and the Purchasers, and acknowledges that each of them is relying on such covenants in connection with the purchase by the Purchasers of Special Warrants, that the Company:

(a) will advise the Agent, promptly after receiving notice thereof, of the time when the Preliminary Qualification Prospectus, the Final Qualification Prospectus and any Supplementary Material has been filed and Passport Receipts have been obtained and will provide evidence satisfactory to the Agent of each such filing and copies of such Passport Receipts;

(b) will advise the Agent, promptly after receiving notice or obtaining knowledge thereof, of:

(i) the issuance by any Securities Commission of any order suspending or preventing the Offering, the use of the Preliminary Qualification Prospectus, the Final Qualification Prospectus or any Supplementary Material or suspending or seeking to suspend the trading or distribution of the Unit Shares, Warrants or Warrant Shares; (ii) the suspension of the qualification of the Underlying Units, Unit Shares or Warrants for distribution in any of the Qualifying Jurisdictions; (iii) the institution, threatening or contemplation of any proceeding for any such purposes; or (iv) any requests made by any Securities Commission for amending or supplementing the Preliminary Qualification Prospectus or the Final Qualification Prospectus or any Supplementary Material or for additional information, and will use its reasonable best efforts to prevent the issuance of any order or any suspension respectively referred to in (i) or (ii) above and, if any such order is issued, to obtain the withdrawal thereof as promptly as possible or if any such suspension occurs, to promptly remedy such suspension in accordance with this Agreement;

(c) will use its commercially reasonable efforts to remain, and to cause each of the Subsidiaries to remain, a corporation validly subsisting under the laws of its jurisdiction of incorporation or amalgamation, and to be duly licensed, registered or qualified as an extra-provincial or foreign corporation or entity in all jurisdictions where the character of its properties owned or leased or the nature of the activities conducted by it make such licensing, registration or qualification necessary and to carry on its business in the ordinary course and in compliance in all material respects with all Applicable Laws, rules and regulations of each such jurisdiction; provided that the Company shall not be required to comply with this Section 9(c) following the completion of a merger, amalgamation, arrangement, business combination or take-over bid pursuant to which the Company ceases to be a "reporting issuer" (within the meaning of Applicable Securities Laws);

(d) will use its commercially reasonable efforts to maintain its status as a "reporting issuer" (or the equivalent thereof) not in default of the requirements of the Applicable Securities Laws of each of the Qualifying Jurisdictions which have such a concept and will comply with all of its obligations under Applicable Laws; provided that the Company shall not be required to comply with this Section 9(d) following the completion of a merger, amalgamation, arrangement, business combination or take-over bid pursuant to which the Company ceases to be a "reporting issuer" (within the meaning of Applicable Securities Laws);

(e) will use its commercially reasonable efforts (including, without limitation, making application to the Securities Commissions of each Qualifying Jurisdiction for all consents, orders and approvals necessary) to maintain the listing of the Common Shares and the Warrants on the CSE or such other recognized stock exchange or quotation system as the Agent may approve, acting reasonably, provided that the Company shall not be required to comply with this Section 9(e) following the completion of a merger, amalgamation, arrangement, business combination or take-over bid pursuant to which the Company ceases to be a "reporting issuer" (within the meaning of Applicable Securities Laws);

(f) will use its commercially reasonable efforts to ensure that the Unit Shares, the Warrant Shares, the Compensation Option Shares and the Common Shares issuable upon exercise of the Compensation Option Warrants, are, when issued, listed and posted for trading on the CSE upon their date of issuance;

(g) will apply the net proceeds from the issue and sale of the Special Warrants as set forth in the Subscription Agreements;

(h) will promptly do, make, execute, deliver or cause to be done, made, executed or delivered, all such acts, documents and things as the Agent may reasonably require from time to time for the purpose of giving effect to the Transaction Documents and the Company will use its commercially reasonable efforts to implement to their full extent the provisions, and to satisfy the conditions, of each of the Transaction Documents;

(i) will forthwith notify the Agent of any breach of any covenant of this Agreement or any other Transaction Document, or any Ancillary Documents, by any party thereto, or upon it becoming aware that any representation or warranty of the Company contained in this Agreement or any other Transaction Document or any Ancillary Document, is or has become untrue or inaccurate in any material respect;

(j) will not, at any time prior to the closing of the Offering, halt the trading of the Common Shares on the CSE without the prior written consent of the Agent;

(k) will not, at any time prior to the date that is six months following the Closing Date, deliver any notice to the holders of its outstanding warrants exercisable at $0.12 per Common Share and expiring in August 2022 that the Company is accelerating the expiry date of such warrants;

(l) subject to (k) above, will not, until after the Qualification Date, deliver any notice to the holders of its other outstanding warrants (including the outstanding warrants issued pursuant to the Company's previously completed public offering dated November 1, 2019 exercisable at $0.12 per Common Share) that the Company is accelerating the expiry date of such warrants;

(m) will make available management of the Company for meetings with investors as scheduled by the Agent at the discretion of the Agent upon reasonable notice to the Company;

(n) will fulfil or cause to be fulfilled, at or prior to the Time of Closing, each of the conditions applicable to the Company set out in Section 10 that are within its control (unless waived by the Agent);

(o) on the dates of and upon filing of the Preliminary Qualification Prospectus and the Final Qualification Prospectus, the Company will be an Eligible Issuer in the Qualifying Jurisdictions and there will be no documents required to be filed under the Applicable Securities Laws in connection with the Preliminary Qualification Prospectus or the Final Qualification Prospectus that will not have been filed as required as at those respective dates;

(p) the Company will use the net proceeds of the Offering as set forth in the Subscription Agreements;

(q) will ensure that, at the Time of Closing, the Special Warrants are duly and validly created, authorized and issued on payment of the purchase price therefor and have attributes corresponding in all material respects to the description thereof set forth in this Agreement and the Subscription Agreements;

(r) will ensure that the Non-Brokered Private Placement is conducted in a manner that is in compliance with Applicable Securities Laws;

(s) will ensure that at all times a sufficient number of Unit Shares, Warrant Shares, Compensation Option Shares and the Common Shares issuable upon exercise of the Compensation Option Warrants, are duly and validly allotted and reserved for issuance upon the respective exercise or deemed exercise of the Special Warrants, the Warrants, the Compensation Options and the Compensation Option Warrants;

(t) will ensure that, upon the exercise or deemed exercise of the Special Warrants, the Unit Shares are duly issued as fully paid and non-assessable Common Shares in the capital of the Company and the Warrants are duly created and issued Warrants as fully paid securities of the Company;

(u) will ensure that, upon exercise of the Warrants, the Warrants Shares are duly issued as fully paid and non-assessable Common Shares in the capital of the Company;

(v) will ensure that, upon exercise of the Compensation Options, the Compensation Option Shares are duly issued as fully paid and non-assessable Common Shares in the capital of the Company and the Compensation Option Warrants are duly created and issued Compensation Option Warrants as fully paid securities of the Company;

(w) will ensure that, upon exercise of the Compensation Option Warrants, the Common Shares issuable upon exercise of the Compensation Option Warrants are duly issued as fully paid and non-assessable Common Shares in the capital of the Company;

(x) will use commercially reasonable best efforts to ensure that the Qualification Date occurs prior to the Qualification Deadline;

(y) in connection with the issuance of the Special Warrants, will execute and file with the Securities Commissions all forms, notices and certificates required to be filed pursuant to Applicable Securities Laws in the Selling Jurisdictions within prescribed time periods;

(z) until the Qualification Date, will consult in good faith with the Agent as to the content and form of any press release relating to the Offering or the Final Qualification Prospectus or the transactions contemplated therein; and

(aa) will take all necessary corporate action to authorize the execution and delivery of each of the Preliminary Qualification Prospectus, the Final Qualification Prospectus and any Supplementary Material and the filing thereof with the Securities Commissions.

10. Conditions of Closing

The obligations of the Agent hereunder with respect to the Offering will be subject to the completion by the Agent of a due diligence review satisfactory to the Agent in its sole judgment and to the satisfaction (or waiver by the Agent in its sole discretion) of the following additional conditions, as applicable, which conditions the Company covenants to exercise its commercially reasonable efforts to have fulfilled on or prior to the Time of Closing or any Option Closing Date, as applicable:

(a) The Agent will receive at the Time of Closing a legal opinion addressed to the Agent and its counsel, Fasken Martineau DuMoulin LLP, dated and delivered the Closing Date from the Company's counsel, McMillan LLP, and from local counsel (in respect of matters governed by laws of the Qualifying Jurisdiction where the Company's Canadian counsel is not qualified to practice), in each case in form and substance satisfactory to the Agent and its counsel, acting reasonably, with respect to the following matters, subject to such reasonable assumptions and qualifications customary with respect to transactions of this nature as may be accepted by Agent's counsel:

(i) the Company is a corporation duly created and validly existing under the BCBCA, amalgamated or continued, as the case may be, and has all requisite corporate power, capacity and authority to carry on its business as now conducted and to own, lease and operate its property and assets;

(ii) as to the authorized and issued capital of the Company;

(iii) the Special Warrants have been duly and validly created, authorized and issued;

(iv) the Unit Shares and Warrants comprising the Underlying Units have been duly and validly created authorized, allotted and reserved for issuance and, upon the issue thereof upon the exercise or deemed exercise of the Special Warrants in accordance with the terms of the Special Warrant Indenture, will be validly issued and outstanding, in the case of the Unit Shares, as fully paid and non- assessable Common Shares in the capital of the Company;

(v) the Warrant Shares underlying the Warrants have been duly and validly created, authorized, allotted and reserved for issuance and, upon the issue thereof upon the exercise of the Warrants in accordance with the terms of the Warrant Indenture, will be validly issued and outstanding as fully paid and non-assessable Common Shares in the capital of the Company;

(vi) the Compensation Options have been duly and validly created, authorized and issued;

(vii) the Compensation Option Shares underlying the Compensation Options have been duly and validly created, authorized, allotted and reserved for issuance and, upon the issue thereof upon the exercise of the Compensation Options in accordance with the terms of the Compensation Option Certificate, will be validly issued and outstanding as fully paid and non-assessable Common Shares in the capital of the Company;

(viii) the Compensation Option Warrants underlying the Compensation Options have been duly and validly created, authorized, allotted and reserved for issuance;

(ix) the Common Shares underlying the Compensation Option Warrants have been duly and validly created, authorized, allotted and reserved for issuance and, upon the issue thereof upon the exercise of the Compensation Option Warrants in accordance with the terms thereof, will be validly issued and outstanding as fully paid and non-assessable Common Shares in the capital of the Company;

(x) the form and terms of the definitive certificate representing the Common Shares and the certificate representing the Special Warrants (if any) have been approved by the directors of the Company and comply in all material respects with the BCBCA, the constating documents of the Company and the rules of the CSE;

(xi) the Company has all necessary corporate power and capacity: (i) to execute and deliver the Transaction Documents and perform its obligations thereunder; (ii) to create, issue and sell the Special Warrants; (iii) to allot, reserve for issuance and issue the Unit Shares and Warrants comprising the Underlying Units issuable upon exercise or deemed exercise of the Special Warrants, (iv) to allot, reserve for issuance and issue the Warrant Shares issuable upon exercise of the Warrants;

(v) to create and issue the Compensation Options; (vi) to allot, reserve for issuance and issue the Compensation Option Shares issuable upon exercise of the Compensation Options; (vii) to allot, reserve for issuance and issue the Compensation Option Warrants issuable upon exercise of the Compensation Options; (viii) to allot, reserve for issuance and issue the Common Shares issuable upon exercise of the Compensation Options Warrants;

(xii) the Company has duly authorized, executed and delivered, the Transaction Documents and the performance of its obligations under the Transaction Documents, including the creation, offering, issue, sale and delivery of the Special Warrants, the creation and grant of the Agent's Option and the creation, issue and delivery of the Unit Shares and Warrants comprising the Underlying Units upon exercise or deemed exercise of the Special Warrants, the issuance and delivery of the Warrant Shares upon exercise of the Warrants, the creation and issuance of the Compensation Options, the issuance and delivery of the Compensation Option Shares upon the exercise of the Compensation Options, the issuance and delivery of the Compensation Option Warrants upon the exercise of the Compensation Options, the issuance and delivery of the Common Shares issuable upon the exercise of the Compensation Option Warrants, and each of the Transaction Documents constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the Qualification;

(xiii) the execution and delivery of the Transaction Documents and the fulfillment of the terms thereof, the issue and sale of the Special Warrants, the creation, issue and grant of the Agent's Option, the creation, issue and sale of the Unit Shares and Warrants comprising the Underlying Units upon the exercise or deemed exercise of the Special Warrants, the issuance and delivery of the Warrant Shares upon exercise of the Warrants, the creation and issuance of the Compensation Options, the issuance and delivery of the Compensation Option Shares upon the exercise of the Compensation Options, the issuance and delivery of the Compensation Option Warrants upon the exercise of the Compensation Options, the issuance and delivery of the Common Shares upon the exercise of the Compensation Option Warrants, and the consummation of the transactions contemplated by the Transaction Documents, do not conflict with or result in a breach of (whether after notice or lapse of time or both) or constitute a default under any of the terms, conditions or provisions of the notice of articles, articles of incorporation or amalgamation, as applicable, by-laws or resolutions of the shareholders or the board of directors (or any committee thereof) of the Company or any laws of the Province of British Columbia or federal laws of Canada applicable therein;

(xiv) subject to the usual qualifications, that except as disclosed in the Disclosure Record, to such counsel's knowledge, there is no action, suit, proceeding or inquiry before any court, Governmental Authority to which the Company is a party or to which its property is subject which in any way would materially and adversely affect the Company;

(xv) AST Trust Company (Canada) is the duly appointed registrar and transfer agent for the Common Shares;

(xvi) AST Trust Company (Canada) has been appointed the special warrant agent in respect of the Special Warrants and as warrant agent in respect of the Warrants;

(xvii) the issuance and sale by the Company of the Special Warrants to the Purchasers in the Qualifying Jurisdictions in accordance with the Subscription Agreements and the issuance by the Company of the Compensation Options to the Agent in accordance herewith are exempt from the prospectus requirements of Applicable Securities Laws and no prospectus or other documents are required to be filed (other than specified forms accompanied by requisite filing fees), no proceedings taken or approvals, permits, consents, orders or authorizations obtained under the Applicable Securities Laws to permit such issuances and sales;

(xviii) the issuance to holders of Special Warrants of the Unit Shares and Warrants comprising the Underlying Units pursuant to and in accordance with the terms and conditions of the Special Warrant Indenture is exempt from the prospectus requirements of Applicable Securities Laws and no prospectus or other documents are required to be filed, proceedings taken or approvals, permits, consents, orders or authorizations obtained under the Applicable Securities Laws to permit such issuance;

(xix) the issuance to the Agent of the Compensation Option Shares and Compensation Option Warrants comprising the Compensation Options in accordance with the terms and conditions of the Compensation Option certificate, and the issuance to the Agent of the Common Shares underlying Compensation Option Warrants in accordance with the terms and conditions of the Compensation Option Certificate, are exempt from the prospectus requirements of Applicable Securities Laws and no prospectus or other documents are required to be filed, proceedings taken or approvals, permits, consents, orders or authorizations obtained under the Applicable Securities Laws to permit such issuance;

(xx) that no other documents will be required to be filed, proceedings taken or approvals, permits, consents or authorizations obtained under the Applicable Securities Laws in connection with the first trade of the Special Warrants or the Unit Shares and Warrants comprising the Underlying Units or the Warrant Shares or the Compensation Option Shares, Compensation Option Warrants or the Common Shares underlying the Compensation Option Warrants, provided that four months have lapsed since the Closing Date, subject to the usual qualifications;

(xxi) if a Final Qualification Prospectus qualifying the distribution of the Underlying Units has been filed with, and a Final Receipt has been issued by the BCSC pursuant to the Passport System and provided the Final Qualification Prospectus is delivered to the holder of Special Warrants prior to the exercise of the same, the first trade by a holder of: (A) such Unit Shares and Warrants comprising the Underlying Units, the Warrant Shares, the Compensation Option Shares, the Compensation Option Warrants, and the Common Shares underlying the Compensation Option Warrants, will not be subject to any statutory hold period or restricted period under Applicable Securities Laws, and (B) no documents will be required to be filed, proceedings taken or approvals, permits, consents or authorizations obtained under the Applicable Securities Laws in order to permit the first trade of such Unit Shares and Warrants comprising the Underlying Units in the Qualifying Jurisdictions through registrants registered under Canadian Securities Laws who have complied with such laws, provided that such sale is not a "control distribution" within the meaning of NI 45-102;

(xxii) the Company is a "reporting issuer", or its equivalent, in British Columbia, Alberta, Saskatchewan and Ontario, and it is not listed as in default of any requirement of the Applicable Securities Laws in any of the Qualifying Jurisdictions which maintain such a list;

(xxiii) the Class A common shares of the Company are listed on the CSE; and

(xxiv) as to all other legal matters reasonably requested by counsel to the Agent prior to the Time of Closing.

In connection with such opinion, counsel to the Company may rely on the opinions of local counsel in the Qualifying Jurisdictions acceptable to counsel to the Agent, acting reasonably, as to the qualification for distribution of the Special Warrants and Unit Shares and Warrants comprising the Underlying Units or opinions may be given directly by local counsel of the Company with respect to those items and as to other matters governed by the laws of jurisdictions other than the province or provinces in which the Company's Canadian counsel are qualified to practice and may rely, to the extent appropriate in the circumstances but only as to matters of fact, on certificates of officers of the Company and others;

(b) if any Special Warrants are sold in the United States or to, or for the account or benefit of, U.S. Persons, the Agent shall have received a favourable legal opinion addressed to the Agent, in form and substance satisfactory to the Agent, acting reasonably, dated as of the Closing Date, from the U.S. counsel to the Company, McMillan LLP, to the effect that registration of the Special Warrants and Unit Shares and Warrants comprising the Underlying Units is not required under the U.S. Securities Act in connection with the offer and sale of such Special Warrants in the United States pursuant to this Agreement;

(c) the Agent shall have received legal opinions from legal counsel to, and duly qualified to practice law in the jurisdiction of formation of, Algernon Pharmaceuticals Inc., addressed to the Agent and legal counsel to the Agent with respect to: (i) the incorporation and existence of such Subsidiary; (ii) the issued and outstanding securities of such Subsidiary and the holders of such outstanding securities; (iii) the power and capacity of such Subsidiary to carry on its business and activities and to own and lease its property and assets; such opinion to be in form and substance, acceptable in all reasonable respects to the Agent and its legal counsel;

(d) the Agent shall have received a certificate dated the Closing Date, signed by the Chief Executive Officer and Chief Financial Officer of the Company or any other senior officer(s) of the Company as may be acceptable to the Agent, in form and content satisfactory to the Agent's counsel, acting reasonably, with respect to:

(i) the notice of articles, articles and by laws of the Company;

(ii) the resolutions of the Company's board of directors relevant to the issue and sale of the Special Warrants to be issued and sold by the Company, the allotment and reservation of the Unit Shares and Warrants comprising the Underlying Units, the Warrant Shares, the Compensation Securities, and the authorization of this Agreement and the other Transaction Documents; and

(iii) the incumbency and signatures of signing officers of the Company;

(e) the Agent shall have received a certificate of status or the equivalent dated within one Business Day of the Closing Date, in respect of the Company and the Subsidiaries;

(f) the Company shall deliver to the Agent, at the Time of Closing, certificates dated the Closing Date addressed to the Agent and signed by the Chief Executive Officer of the Company and the Chief Financial Officer of the Company, or such other senior officer(s) of the Company as may be acceptable to the Agent, certifying for and on behalf of the Company and without personal liability, after having made due enquiries, to the effect that:

(i) the Company has complied in all respects with all the covenants and satisfied all the terms and conditions of this Agreement and the other Transaction Documents on its part to be complied with and satisfied at or prior to the Time of Closing;

(ii) the representations and warranties of the Company contained herein are true and correct in all material respects (or, in the case of any representation or warranty containing a materiality or Material Adverse Effect qualification, in all respects) as at the Time of Closing with the same force and effect as if made on and as at the Time of Closing after giving effect to the transactions contemplated hereby;

(iii) to the knowledge of such persons, no order, ruling or determination having the effect of ceasing the trading or suspending the sale of the Special Warrants, Underlying Units, Unit Shares, Warrants, Warrant Shares, Compensation Options or Compensation Option Shares to be issued by the Company has been issued and no proceedings for such purpose have been instituted or are pending or, to the knowledge of such officers, contemplated or threatened;

(iv) there has been no change in any material fact (which includes the disclosure of any previously undisclosed material fact) contained in the Disclosure Record which fact or change is, or may be, of such a nature as to render any statement in the Disclosure Record misleading or untrue in any material respect or which would result in a misrepresentation in the Disclosure Record or which would result in the Disclosure not complying with Applicable Securities Laws; and

(v) such other matters as the Agent may reasonably request prior to the Time of Closing;

(g) the Agent shall have received copies of correspondence indicating that the Company has obtained all necessary approvals for the Unit Shares, Warrant Shares and Compensation Option Shares to be listed on the CSE, subject only to the Standard Listing Conditions;

(h) the representations and warranties of the Company contained in this Agreement will be true and correct in all material respects (or, in the case of any representation or warranty containing a materiality or Material Adverse Effect qualification, in all respects) at and as of the Time of Closing on the Closing Date, as if such representations and warranties were made at and as of such time and all agreements, covenants and conditions required by this Agreement to be performed, complied with or satisfied by the Company will have been performed, complied with or satisfied prior to that time;

(i) the absence of any misrepresentations in the Disclosure Record or undisclosed material change or undisclosed materials fact relating to the Company or the Special Warrants, Underlying Units, Unit Shares, Warrants, Warrant Shares, Compensation Options or Compensation Option Shares;

(j) the Non-Brokered Private Placement shall be completed contemporaneously with the Offering, and the Agent shall have received evidence thereof;

(k) the Agent shall have completed its due diligence review of the Company and its Subsidiaries to its satisfaction acting reasonably;

(l) the Agent shall have received a certificate from Computershare Investor Services Inc. as to the number of Common Shares issued and outstanding as at the date immediately prior to the Closing Date;

(m) the Agent will have received such other certificates, opinions, agreements or closing documents in form and substance reasonably satisfactory to the Agent as the Agent may reasonably request prior to the Time of Closing; and

(n) each of the directors and executive officers of the Company (the "Locked-Up Persons") will execute agreements, in favour of the Agent, agreeing that, provided the Offering is completed, they will not, directly or indirectly, without the prior written consent of the Agent, offer, sell, contract to sell, lend, swap, or enter into any other agreement to transfer the economic consequences of, or otherwise dispose of or deal with, or publicly announce any intention to offer, sell, contract to sell, grant or sell any option to purchase, hypothecate, pledge, transfer, assign, purchase any option or contract to sell, lend, swap, or enter into any agreement to transfer the economic consequences of, or otherwise dispose of or deal with, whether through the facilities of a stock exchange, by private placement or otherwise, any Common Shares or other equity securities of the Company (or securities convertible or exercisable into Common Shares or other equity securities) held by them, directly or indirectly, on the Closing Date (the "Locked-Up Securities") for a period beginning on the Closing Date and ending on the day that is the earlier of (i) September 14, 2020 and (ii) the third business day following the day the Company obtains the Final Receipt (such period being the "Lock-up Period"), except in respect of the following: (a) transfers to affiliates of the Locked-up Persons, or any company, trust or other entity owned by or maintained for the benefit of the Locked-up Persons, or (b) transfers occurring by operation of law or in connection with transactions arising as a result of the death of the Locked-up Persons; provided, in each of (a) and (b), that any such transferee shall first execute a lock up agreement in substantially the same form agreed to with the Agent covering the remainder of the Lock-up Period, or (c) transfers made pursuant to a bona fide take-over bid made to all holders of voting securities of the Company or similar acquisition or merger transaction, provided that in the event that the take-over or acquisition or merger transaction is not completed, any securities shall remain subject to the restrictions contained in the undertaking, or (d) transfers to any nominee or custodian where there is no change in beneficial ownership, for bona fide tax planning purposes including, but not limited to, transfers into a registered retirement savings plan and where the Locked-Up Securities are still subject to and governed by the original lock-up agreement.

11. Closing

The closing of the purchase and sale of the Special Warrants shall be completed at the Time of Closing at the Vancouver offices of McMillan LLP or at such other place as the Company and the Agent may agree in writing. At the Time of Closing:

(a) the Company will deliver to the Agent, or as the Agent may direct, (i) one or more certificates in definitive form representing the Special Warrants or a direct deposit of the Special Warrants into the non-certificated inventory system of CDS, in each case registered in the name of "CDS & Co." or in such other name or names as the Agent may notify the Company in writing not less than 48 hours prior to the Time of Closing, and (ii) one or more certificates in definitive form representing the Compensation Options, in each case registered in such name or names as the Agent shall notify the Company in writing not less than 48 hours prior to the Time of Closing, and (iii) all further documentation as may be contemplated in this Agreement or as counsel to the Agent may reasonably require; against payment by the Agent to the Company of the applicable purchase amount for the Special Warrants being issued and sold under this Agreement, net of the Cash Fee and the Agent's expenses contemplated in Section 15 of this Agreement, by certified cheque, bank draft or wire transfer payable to or as directed by the Company not less than 48 hours prior to the Time of Closing; and

(b) the Company shall make all necessary arrangements for the exchange of any such definitive certificates, on the date of delivery, at the principal offices of the registrar of the Company in the City of Vancouver for certificates representing the Special Warrants in such amounts and registered in such names as shall be designated by the Agent not less than 48 hours prior to the Time of Closing. The Company shall pay all fees and expenses payable to or incurred by the registrar of the Company in connection with the preparation, delivery, certification and exchange of any definitive certificates contemplated by this Section 11 and the fees and expenses payable to or incurred by the registrar of the Company in connection with such additional transfers required in the course of the distribution of the Special Warrants, which fees and expenses may be deducted by the Agent from the aggregate gross proceeds of the Offering.

12. Restrictions on Further Issues or Sales

During the period commencing on the date hereof and ending 120 days after the Closing Date, it will not, directly or indirectly, without the prior written consent of the Agent, such consent not to be unreasonably withheld or delayed, issue, sell, offer, grant an option or right in respect of, or otherwise dispose of, or enter into any derivative transaction that has the effect of the foregoing, or agree to or announce any intention to issue, sell, offer, grant an option or right in respect of, or otherwise dispose of, or enter into any derivative transaction that has the effect of the foregoing, any additional Common Shares, equity securities or debt securities, or any securities convertible into or exchangeable for Common Shares, equity securities or debt securities, in each case by way of a brokered or non-brokered transaction, except in conjunction with (i) any equity securities which may be issued from time to time as agreed to in employee compensation agreements, (ii) any existing option/warrant obligations, (iii) the grant of stock options or other similar issuances pursuant to the share incentive plan(s) of the Company, (iv) in connection with acquisitions in normal course or other existing obligations, (v) the Offering, or (vi) the Non-Brokered Private Placement.

13. Indemnification by the Company

(a) The Company shall fully indemnify and save harmless the Agent and its affiliates and its and their respective directors, officers, employees, shareholders, partners, advisors and agents and each other person, if any, controlling the Agent or its affiliates (collectively, the "Indemnified Parties" and individually an "Indemnified Party") from and against any and all liabilities, claims (including securityholder actions, derivative or otherwise), actions, losses (other than loss of profits), costs, damages and expenses (including the aggregate amount paid in settlement of any action, suit, proceeding, investigation or claim) whether joint or several, and the reasonable fees and expenses of their counsel (collectively, "Losses") that may be incurred in advising with respect to and/or defending any action, suit, proceeding, investigation or claim that may be made or threatened against any Indemnified Party or in enforcing this indemnity (collectively, the "Claims" and individually, a "Claim") to which any Indemnified Party may become subject or otherwise involved in any capacity insofar as the Losses and/or Claims relate to, are caused by, result from, arise out of or are in consequence of, or are in connection with, directly or indirectly:

(i) the breach of any representation or warranty of the Company made in any Transaction Document or Ancillary Document or the failure of the Company to comply with any of its covenants or other obligations in any Transaction Document or Ancillary Document or to satisfy any conditions contained in any Transaction Document or Ancillary Document required to be satisfied by the Company or any omission or alleged omission to state in any Transaction Document or Ancillary Document any fact required to be stated in such document or necessary to make any statement in such document not misleading in light of the circumstances under which it was made;

(ii) any information or statement (except any information or statement relating solely to the Agent and furnished in writing by the Agent to the Company) in any of the Offering Documents (including, for greater certainty, the Documents Incorporated by Reference, the Marketing Presentation and any Subsequent Disclosure Documents) containing or being alleged to contain a misrepresentation or being or being alleged to be untrue, or based upon any omission or alleged omission to state in any of the Offering Documents any material fact required to be stated in those documents or necessary to make any of the statements therein not misleading in light of the circumstances in which they were made;

(iii) any order made or any inquiry, investigation or proceeding instituted, threatened or announced by any court, securities regulatory authority, stock exchange or by any other competent authority, based upon any untrue statement, omission or misrepresentation or alleged untrue statement, omission or misrepresentation (except a statement, omission or misrepresentation relating solely to the Agent and furnished in writing by the Agent to the Company) contained in any of the Offering Documents or any other document or material filed or delivered on behalf of the Company pursuant to this Agreement or the other Transaction Documents, preventing or restricting the trading in or the sale or distribution of the Special Warrants, Underlying Units, Unit Shares, Warrants, Warrant Shares, Compensation Securities or any other securities of the Company;

(iv) the non-compliance or alleged non-compliance by the Company with any Applicable Securities Laws or other regulatory requirements or the rules of the CSE including the Company's non-compliance with any statutory requirement to make any document available for inspection;

(v) any statement contained in the Disclosure Record which at the time and in light of the circumstances under which it was made, contained or is alleged to have contained a misrepresentation or untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make any statement therein not misleading in light of the circumstances in which they were made;

(vi) the omission or alleged omission to state in this Agreement any fact required to be stated herein or necessary to make any statement herein not misleading in light of the circumstances under which it was made;

(vii) any misrepresentation or alleged misrepresentation by or on behalf of the Company (other than by the Agent or any of the Selling Firms) relating to the Offering, whether oral or written and whether made during and in connection with the Offering, where such misrepresentation may give or gives rise to any other liability under any statute in any jurisdiction which is in force on the date of this Agreement;

(viii) any failure or alleged failure to make timely disclosure of a material change by the Company, where such failure or alleged failure occurs during the Offering or during the period of distribution of the Special Warrants or where such failure relates to the Offering or the Special Warrants, and may give or gives rise to any liability under any statute in any jurisdiction which is in force on the date of this Agreement;

(ix) any breach of any representation or warranty of the Company contained herein or the failure of the Company to comply with any of its covenants or other obligations contained herein or to satisfy any conditions contained herein required to be satisfied by the Company; or

(x) the Non-Brokered Private Placement.

(b) If any Claim contemplated by this Section 13 shall be asserted against any of the Indemnified Parties, or if any potential Claim contemplated by this Section 13 shall come to the knowledge of any of the Indemnified Parties, the Indemnified Party concerned shall promptly notify the Company in writing of the nature of such Claim (provided that any failure to so notify in respect of any Claim or potential Claim shall affect the liability of the Company under this Section 13 only if and to the extent that the Company is materially and adversely prejudiced by such failure). The Company shall, subject as hereinafter provided, be entitled (but not required) to assume the defence on behalf of the Indemnified Party of any such Claim; provided that the defence shall be through legal counsel selected by the Company and acceptable to the Indemnified Party, acting reasonably, and no admission of liability shall be made by the Company or the Indemnified Party without, in each case, the prior written consent of all the Indemnified Parties affected and the Company, such consent not to be unreasonably withheld. If such defence is assumed by the Company, the Company throughout the course thereof will provide copies of all relevant documentation to the Agent, will keep the Agent advised of the progress thereof and will discuss with the Agent all significant actions proposed. An Indemnified Party shall have the right to employ separate counsel in any such Claim and participate in the defence thereof but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless:

(i) the Company fails to assume the defence of such Claim on behalf of the Indemnified Party within fifteen (15) days of receiving notice of such suit;

(ii) the employment of such counsel has been authorized by the Company; or

(iii) the named parties to any such Claim (including any added or third parties) include the Indemnified Party and the Company and the Indemnified Party shall have been advised by counsel that representation of the Indemnified Party by counsel for the Company is inappropriate as a result of the potential or actual conflicting interests of those represented or that there may be legal defences available to the Indemnified Party or Indemnified Parties which are different from or in addition to those available to the Company or that the subject matter of the Claim may not fall within the foregoing indemnity;

in each of which cases the Company shall not have the right to assume the defence of such Claim on behalf of the Indemnified Party, and the Company shall be liable to pay the reasonable fees and disbursements of counsel for such Indemnified Parties as well as the reasonable costs and out-of-pocket expenses of the Indemnified Party (including an amount to reimburse the Agent at its normal per diem rates for time spent by its directors, officers, employees or shareholders). Notwithstanding anything set forth herein, in no event shall the Company be liable for the fees or disbursements of more than one firm of legal counsel to an Indemnified Party in a particular jurisdiction in respect of any particular Claim or related set of Claims.

The Company will not, without each affected Indemnified Party's prior written consent, such consent not to be unreasonably withheld, admit any liability, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any action, suit, proceeding, investigation or claim in respect of which indemnification may be sought hereunder unless in connection with any settlement, compromise or consent by the Company, such settlement, compromise or consent (i) includes an unconditional release of each Indemnified Party from any liabilities arising out of such action, suit, proceeding, investigation or claim (if an Indemnified Party is a party to such action) and (ii) does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of an Indemnified Party.

(c) The Company hereby acknowledges and agrees that, with respect to Sections 13 and 14 hereof, the Agent is contracting on its own behalf and as agent for its affiliates, directors, officers, employees, partners, shareholders, advisors, agents and each other person, if any, controlling any of the Agent or its affiliates, and its and their respective directors, officers, employees, advisors and agents (collectively, the "Beneficiaries"). In this regard, the Agent shall act as trustee for the Beneficiaries of the covenants of the Company under Sections 13 and 14 hereof with respect to the Beneficiaries and accepts these trusts and shall hold and enforce such covenants on behalf of the Beneficiaries.

(d) The Company agrees to waive any right it may have of first requiring an Indemnified Party to proceed against or enforce any other right, power, remedy or security or claim payment from any other person before claiming under this indemnity. The Company also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or any person asserting Claims on behalf of or in right of the Company for or in connection with the Offering except to the extent any Losses suffered by the Company are determined by a court of competent jurisdiction in a final judgment that has become non-appealable to have resulted from the fraud, gross negligence, illegal acts, or wilful misconduct of such Indemnified Party.

(e) Notwithstanding anything to the contrary contained herein, the foregoing indemnity in this Section 13 shall not apply to the extent that a court of competent jurisdiction in a final judgment that has become non-appealable shall determine that such Losses to which the Indemnified Party may be subject were caused solely by the fraud, gross negligence, illegal acts, or wilful misconduct of the Indemnified Party. For greater certainty, the Company and the Agent agree that they do not intend that any failure by the Agent to conduct such reasonable investigation as necessary to provide the Agent with reasonable grounds for believing the Offering Documents contained no misrepresentation shall constitute "gross negligence", "fraud" or "illegal act" or "wilful misconduct" for purposes of this Section 13 or otherwise disentitle the Agent from indemnification hereunder.

(f) The Company agrees that in case any legal proceeding or investigation shall be brought or initiated against the Company and/or the Agent by any governmental commission or regulatory authority or any stock exchange or other entity having regulatory authority, either domestic or foreign, in connection with the transactions contemplated by this Agreement, and if the Company and/or the Indemnified Parties shall be required to testify in connection therewith or shall be required to respond to procedures designed to discover information regarding, in connection with, or by reason of the performance of professional services rendered to the Company by the Agent, the Indemnified Parties shall have the right to employ their own counsel in connection therewith, and the reasonable fees and expenses of such counsel as well as the reasonable costs (including an amount to reimburse the Agent for time spent by the Indemnified Parties in connection therewith) and out-of-pocket expenses incurred by Indemnified Parties in connection therewith shall be paid by the Company as they occur. The Company agrees to reimburse the Agent for the time spent by their personnel in connection with any Claim at their normal per diem rates.

(g) Promptly after receipt of notice of the commencement of any legal proceeding against any of the Indemnified Parties or after receipt of notice of the commencement of any investigation, which is based, directly or indirectly, upon any matter in respect of which indemnification may be sought from the Indemnitor, such Indemnified Party(ies) will notify the Indemnitor in writing of the commencement thereof and, throughout the course thereof, will provide copies of all relevant documentation to the Indemnitor, will keep the Indemnitor advised of the progress thereof and will discuss with the Indemnitor all significant actions proposed.

(h) No admission of liability shall be made and the Indemnitor shall not be liable for any settlement of any action, suit, proceeding, claim or investigation made without its express consent, such consent not to be unreasonably withheld.

(i) The rights to indemnification provided in this Section 13 shall be in addition to and not in derogation of any other rights which the Agent or any other Indemnified Party may have by statute or otherwise at law, and shall be binding upon and ensure to the benefit of any successors, assigns, heirs and personal representatives of the Indemnitor, the Agent and any personnel of the Agent. The foregoing provisions shall survive the completion of professional services rendered by the Agent under this Agreement or any termination of the Agent's authorization given by this Agreement.

14. Contribution

(a) In order to provide for just and equitable contribution in circumstances in which the indemnity provided in Section 13 hereof would otherwise be available in accordance with its terms but is, for any reason held to be illegal, unavailable to or unenforceable by the Indemnified Parties or enforceable otherwise than in accordance with its terms, the Agent and the Company shall contribute to the aggregate of all Losses of the nature contemplated in Section 13 hereof and suffered or incurred by the Indemnified Parties in such proportions as is appropriate to reflect the following: (i) the relative benefits received by the Agent, on the one hand, and the relative benefits received the Company on the other hand; (ii) the relative fault of the Company on the one hand and the Agent on the other hand; and (iii) relevant equitable considerations; provided that the Company shall in any event contribute to the amount paid or payable by the Indemnified Parties as a result of such Claim any excess of such amount over the amount of the Cash Fee actually received by the Agent or any other Indemnified Party under this Agreement and further provided that the Agent shall not in any event be liable to contribute, in the aggregate, any amount in excess of the total Cash Fee or any portion thereof actually received by the Agent. However, no party who has engaged in any fraud, gross negligence, illegal acts, or wilful misconduct shall be entitled to claim contribution from any person who has not engaged in such fraud, gross negligence, illegal acts, or wilful misconduct.

(b) The relative benefits received by the Company, on the one hand, and the Agent, on the other hand, shall be deemed to be in the same ratio as the total proceeds from the Offering of the Special Warrants (net of the Cash Fee payable to the Agent but before deducting expenses) received by the Company is to the Cash Fee actually received by the Agent. The relative fault of the Company, on the one hand, and of the Agent, on the other hand, shall be determined by reference to, among other things, whether the matters or things referred to in Section 13 which resulted in such Claims and/or Losses relate to information supplied by or steps or actions taken or done or not taken or not done by or on behalf of the Company or to information supplied by or steps or actions taken or done or not taken or not done by or on behalf of the Agent and the relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission or misrepresentation, or other matter or thing referred to in Section 13. The amount paid or payable by an Indemnified Party as a result of the Claims and/or Losses referred to above shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such Claims and/or Losses, whether or not resulting in an action, suit, proceeding or claim. The parties to this Agreement agree that it would not be just and equitable if contribution pursuant to this Section 14 were determined by any method of allocation which does not take into account the equitable considerations referred to in this Section 14.

(c) If the Company may be held to be entitled to contribution from the Agent under the provisions of any statute or at law, the Company shall be limited to contribution in an aggregate amount not exceeding the lesser of:

(i) the portion of the full amount of the Losses giving rise to such contribution for which the Agent is responsible, as determined in Section 13; and

(ii) the amount of the aggregate Cash Fee actually received by the Agent from the Company under this Agreement.

(d) The rights to contribution provided in this Section 14 shall be in addition to and not in derogation of any other right to contribution which the Indemnified Parties may have by statute or otherwise at law.

(e) If an Indemnified Party has reason to believe that a claim for contribution may arise, the Indemnified Party shall give the Company notice thereof in writing, but failure to so notify shall not relieve the Company of any obligation which it may have to the Indemnified Party under this Section 14 provided that the Company is not materially and adversely prejudiced by such failure, and the right of the Company to assume the defence of such Indemnified Party shall apply as set out in Section 13 hereof, mutatis mutandis.

15. Fees and Expenses

Whether or not the purchase and sale of the Special Warrants shall be completed, all fees and expenses (including GST or HST, if applicable) of or incidental to the creation, issuance and delivery of the Special Warrants and of or incidental to all matters in connection with the transactions herein set out shall be borne by the Company including, without limitation:

(a) all expenses of or incidental to the creation, issue, sale or distribution of the Special Warrants and the filing of the Preliminary Qualification Prospectus, the Final Qualification Prospectus and any Supplementary Material;

(b) the fees and expenses of the auditors, counsel to the Company and all local counsel (including disbursements and GST or HST, if and as applicable, on all of the foregoing);

(c) all costs incurred in connection with the preparation and printing of the Preliminary Qualification Prospectus, the Final Qualification Prospectus and any Supplementary Material contemplated hereunder and otherwise relating to the Offering; and

(d) the reasonable out-of-pocket expenses and fees of the Agent, including the reasonable expenses and fees of the Agent's counsel, with such expenses to be paid by the Company at the Time of Closing or at any other time requested by the Agent and provided that the fees of Agent's counsel shall be limited to a maximum of $90,000 (exclusive of disbursements and taxes) shall be payable by the Company immediately upon receiving an invoice therefor from the Agent,

16. All Terms to be Conditions

The Company agrees that the conditions contained in Section 10 will be complied with insofar as the same relate to acts to be performed or caused to be performed by the Company and that it will use its reasonable best efforts to cause all such conditions to be complied with or satisfied. Any breach or failure to comply with or satisfy any of the conditions set out in Section 10 shall entitle the Agent to terminate this Agreement by written notice to that effect given to the Company at or prior to the Time of Closing. It is understood that the Agent may waive, in whole or in part, or extend the time for compliance with, any of such terms and conditions without prejudice to the rights of the Agent in respect of any such terms and conditions or any other or subsequent breach or non-compliance, provided that to be binding on the Agent any such waiver or extension must be in writing.

17. Termination by Agent in Certain Events

(a) The Agent shall also be entitled to terminate its obligations under this Agreement by written notice to that effect given to the Company at or prior to the Time of Closing if:

(i) any inquiry, action, suit, investigation or other proceeding (whether formal or informal) is commenced, announced or threatened or any order is made by any Governmental Authority including, without limitation, the CSE or any securities regulatory authority or any law or regulation is enacted or changed, including any law relating to taxation or the administration or interpretation thereof, which in the sole opinion of the Agent, acting reasonably, operates to prevent or materially restrict the trading of the Common Shares, the Unit Shares, the Warrants, the Warrant Shares, the Compensation Option Shares or any other securities of the Company or materially and adversely affects or might be expected to materially and adversely affect the market price or value of the Special Warrants, the Common Shares, the Underlying Units, the Unit Shares, the Warrants, the Warrant Shares, the Compensation Securities or any other securities of the Company;

(ii) there should develop, occur or come into effect or existence any event, action, state, circumstance, condition or major financial occurrence of national or international consequence or any law or regulation or a change thereof which in the reasonable opinion of the Agent seriously adversely affects, or involves, or will seriously adversely affect or involve, the financial markets or the business, operations or affairs of the Company and the Subsidiaries taken as a whole;

(iii) a cease trading order is made or threatened respecting the Common Shares, the Warrants, the Warrant Shares, the Compensation Option Shares, or other securities by any Securities Commission or other competent authority;

(iv) there shall be any material change in the assets, business, affairs, financial condition, results of operations, capital or prospects of the Company or its Subsidiaries, or there should be discovered any previously undisclosed material fact or circumstance or there should occur a change in any material fact relating to the Company and/or the Subsidiaries, including from that information disseminated by the Company through its periodic and timely disclosure documents publicly filed on SEDAR, which in any case, in the reasonable opinion of the Agent, has or would be expected to have a significant adverse effect on the market price or value of the Special Warrants, the Underlying Units, the Unit Shares, the Warrants, the Warrant Shares, the Compensation Securities or any other securities of the Company;

(v) the Agent determines, acting reasonably, that the state of the financial markets, whether national or international, is such that the Special Warrants cannot be profitably marketed or it would be impractical to offer or to continue to offer the Special Warrants for sale;

(vi) the Company is not in compliance in all material respects with any Applicable Laws (including Applicable Securities Laws relating to timely disclosure of material information) or is in breach of any term, condition or covenant contained in this Agreement or any representation or warranty given by the Company in this Agreement becomes or is false; or

(vii) the Agent and the Company agree in writing to terminate this Agreement.

(b) If this Agreement is terminated by the Agent pursuant to Section 17(a), there shall be no further liability on the part of the Agent to the Company except in respect of any liability which may have arisen or may thereafter arise under Section 5(e), or on the part of the Company to the Agent except in respect of any liability which may have arisen or may thereafter arise under Sections 13, 14 and 15 hereof.

(c) The right of the Agent to terminate its obligations under this Agreement is in addition to such other remedies as it may have in respect of any default, act or failure to act of the Company in respect of any of the matters contemplated by this Agreement.

18. Right of First Refusal

On Closing, the right of first refusal contemplated under the Amended and Restated Agency Agreement dated October 22, 2019 will be released and forever discharged and the Company shall have no further obligations to the Agent with respect thereto.

19. Relationship between the Company and the Agent

In connection with the services described herein, the Agent shall act as independent contractor, and any duties of the Agent arising out of this Agreement shall be owed solely to the Company. The Company acknowledges that the Agent is a securities firm that is engaged in securities trading and brokerage activities, as well as providing investment banking and financial advisory services, which may involve services provided to other companies engaged in businesses similar or competitive to the business of the Company and that the Agent shall have no obligation to disclose such activities and services to the Company. The Company acknowledges and agrees that in connection with all aspects of the engagement contemplated hereby, and any communications in connection therewith, the Company, on the one hand, and the Agent and any of its affiliates through which they may be acting, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Agent or such affiliates, and each party hereto agrees that no such duty will he deemed to have arisen in connection with any such transactions or communications. The Company acknowledges and agrees that it waives, to the fullest extent permitted by law, any claims the Company and its affiliates may have against the Agent for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Agent shall have no liability (whether direct or indirect) to the Company or any of its affiliates in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company. Information which is held elsewhere within the Agent, but of which none of the individuals in the investment banking department or division of the Agent involved in providing the services contemplated by this Agreement actually has knowledge (or without breach of internal procedures can properly obtain) will not for any purpose be taken into account in determining any of the responsibilities of the Agent to the Company under this Agreement.

20. Notices

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be delivered,

in the case of the Company, to:

Algernon Pharmaceuticals Inc.

Suite 915 - 700 West Pender Street
Vancouver, British Columbia, V6C 1G8

Email: chris@algernonpharmaceuticals.com
Attention: Christopher Moreau, Chief Executive Officer

with a copy of any such notice (which shall not constitute notice to the Company) to:

McMillan LLP

Royal Centre, Suite 1500
1055 West Georgia Street, PO Box 11117
Vancouver, British Columbia, V6E 4N7

Email: barbara.collins@mcmillan.ca
Attention: Barbara Collins

in the case of the Agent, to:

Mackie Research Capital Corporation
199 Bay Street, Suite 4500
Commerce Court West, Box 368
Toronto, Ontario, M5L 1G2

Email: dkeating@mackieresearch.com
Attention: David Keating

and with a copy of any such notice (which shall not constitute notice to the Agent) to:

Fasken Martineau DuMoulin LLP
333 Bay Street, Suite 2400
Toronto, Ontario, M5H 2T6

Email: jsabetti@fasken.com
Attention: John M. Sabetti

The Company and the Agent may change their respective addresses for notice by notice given in the manner aforesaid. Any such notice or other communication shall be in writing, and unless delivered personally to the addressee or to a responsible officer of the addressee, as applicable, shall be given by fax and shall be deemed to have been given when: (i) in the case of a notice delivered personally to a responsible officer of the addressee, when so delivered; and (ii) in the case of a notice delivered or given by fax on the first business day following the day on which it is sent.

21. Alternative Transaction

If the Company does not proceed with the Offering for any reason(s) within the scope of its control, and (i) during the period commencing on the date of this Agreement and ending twelve (12) months after the termination of this Agreement (including where the Company and the Agent are not able to agree on the terms of the Offering), the Company enters into a binding agreement in respect of an Alternative Transaction (as defined below) and (ii) subsequently completes such Alternative Transaction, the Company agrees to pay to the Agent, at or prior to completion of any such Alternative Transaction, in addition to any expenses required to be reimbursed (as per Section 15 herein), the full amount of the Cash Fee which would have been payable to the Agent, and all of the Compensation Options, subject to compliance with CSE policies, which would have been issuable to the Agent, had the Offering been completed for gross proceeds of $6,000,050. For greater certainty, where the Agent terminates the Offering in accordance with this Agreement, the Company shall not be obligated to pay the Cash Fee or issue the Compensation Options, but the Company shall remain liable for any and all reasonable fees and expenses incurred by the Agent (and their legal counsel) up to the date of termination (as per Section 15).

An "Alternative Transaction" means any equity or debt financing, merger, amalgamation, arrangement, business combination, take-over bid, insider bid, issuer bid, reorganization, joint venture, sale or exchange of a part of, all of, or substantially all of the assets or Common Shares or any of its Subsidiaries or any similar transaction involving the Company or any of its Subsidiaries with any arm's length party.

22. Miscellaneous

(a) The Company acknowledges and agrees that all written and oral opinions, advice, analysis and materials provided by the Agent in connection with this Agreement hereunder are intended solely for the Company's benefit and the Company's internal use only with respect to the Offering and the Company agrees that no such opinion, advice, analysis or material will be used for any other purpose whatsoever or reproduced, disseminated, quoted from or referred to in whole or in part at any time, in any manner or for any purpose, without the Agent's prior written consent in each specific instance. Any advice or opinions given by the Agent hereunder will be made subject to, and will be based upon, such assumptions, limitations, qualification and reservations as the Agent, in its sole judgment, deems necessary or prudent in the circumstances. The Agent shall act as independent contractor under this Agreement and not in any other capacity, including as a fiduciary, and any duties arising out of this Agreement shall be owed solely to the Company.

(b) Upon successful completion of the Offering, the Agent shall be permitted to publish, at its own expense, such advertisements or announcements describing its services provided hereunder in such newspaper or other publications as the Agent considers appropriate, and shall further be permitted to post such advertisements or announcements on its website. Prior to publishing or posting any such advertisement, the Agent shall provide a draft thereof to the Company and shall afford the Company an opportunity to review and provide comments on such advertisement.

(c) This Agreement shall enure to the benefit of, and shall be binding upon, the Agent and the Company and their respective successors and legal representatives, provided that no party may assign this Agreement or any rights or obligations under this Agreement, in whole or in part, without the prior written consent of the other party.

(d) The Company acknowledges and agrees that: (i) the Offering contemplated by this Agreement is an arm's length commercial transaction between the Company, on the one hand, and the Agent, on the other; (ii) in connection therewith and with the process leading to such transaction the Agent is acting solely as a principal and not the agent or fiduciary of the Company; (iii) the Agent has not assumed an advisory or fiduciary responsibility in favour of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Agent  has advised or is concurrently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement; and (iv) the Company has consulted its own legal and financial advisors to the extent they deemed appropriate. The Company agrees that it will not claim that the Agent has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company in connection with such transaction or the process leading thereto.

(e) The Company acknowledges that the Agent is a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and financial advisory services and that in the ordinary course of its trading and brokerage activities, the Agent and/or any of its affiliates at any time may hold long or short positions, and may trade or otherwise effect transactions, for its own account or the accounts of customers, in debt or equity securities of the Company or any other company that may be involved in a transaction or related derivative securities.

(f) Neither the Company nor the Agent shall make any public announcement in connection with the Offering, except if the other party has consented to such announcement or the announcement is required by applicable laws or stock exchange rules. In such event, the party proposing to make the announcement will provide the other party with a reasonable opportunity, in the circumstances, to review a draft of the proposed announcement and to provide comments thereon.

(g) No waiver of any provision of this Agreement will constitute a waiver of any other provision (whether or not similar). No waiver will be binding unless executed in writing by the party to be bound by the waiver. A party's failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a party from any other or further exercise of that right or the exercise of any other right it may have.

(h) If any provision of this Agreement is determined to be illegal, invalid or unenforceable by an arbitrator or any court of competent jurisdiction from which no appeal exists or is taken, that provision will be severed from this Agreement and the remaining provisions will remain in full force and effect.

(i) This Agreement shall be governed by and interpreted in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein and the parties submit to the non-exclusive jurisdiction of the courts of the Province of British Columbia.

(j) Time shall be of the essence hereof and, following any waiver or indulgence by any party, time shall again be of the essence hereof.

(k) The words, "hereunder", "hereof" and similar phrases mean and refer to the Agreement.

(l) All warranties, representations, covenants and agreements (including the Company's indemnification and contribution covenants and agreements in favour of the Agent and the other Indemnified Parties) of or made by the Company herein contained or contained in any Ancillary Document shall survive the purchase by the Purchasers of the Special Warrants and shall continue in full force and effect for the benefit of the Purchasers and the Agent regardless of the Closing of the sale of the Special Warrants, any subsequent disposition of the Special Warrants or the Underlying Units, Unit Shares, Warrants and/or Warrant Shares by the Purchasers or the termination of the Agent's obligations under this Agreement and shall not be limited or prejudiced by any investigation made by or on behalf of the Agent in connection with the Offering, the preparation of the Preliminary Qualification Prospectus, the Final Qualification Prospectus or any Supplementary Material or the distribution of the Special Warrants or the Underlying Units, Unit Shares, Warrants and/or Warrant Shares or otherwise, and the Company agrees that the Agent shall not be presumed to know of the existence of a claim against the Company under this Agreement or the other Transaction Documents or any Ancillary Document or in connection with the purchase and sale of the Special Warrants or the issuance of the Underlying Units, Unit Shares, Warrants, Warrant Shares and/or any of the Compensation Securities as a result of any investigation made by or on behalf of the Agent in accordance with the preparation of the Preliminary Qualification Prospectus, the Final Qualification Prospectus or any Supplementary Material or the distribution of the Special Warrants or the Underlying Units, Unit Shares, Warrants, Warrant Shares, Compensation Securities or otherwise.

(m) Each of the parties hereto shall be entitled to rely on delivery of a facsimile or portable document format copy of this Agreement and acceptance by each such party of any such facsimile or portable document format copy shall be legally effective to create a valid and binding agreement between the parties hereto in accordance with the terms hereof.

(n) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

[remainder of page intentionally left blank; signature pages follow]

If this Agreement accurately reflects the terms of the transactions which we are to enter into and are agreed to by you, please communicate your acceptance by executing the enclosed copies of this Agreement where indicated and returning them to us.

Yours very truly,

MACKIE RESEARCH CAPITAL CORPORATION
By:	/s/ David Keating
Name:	David Keating
Title:	Managing Director

[Agency Agreement – Algernon Pharmaceuticals Inc.]

Accepted and agreed to by the undersigned as of the date of this Agreement first written above.

ALGERNON PHARMACEUTICALS INC.
By:	/s/ Christopher Moreau
Name:	Christopher Moreau
Title:	Chief Executive Officer

[Agency Agreement – Algernon Pharmaceuticals Inc.]

SCHEDULE A

COMPLIANCE WITH UNITED STATES SECURITIES LAWS

This is Schedule "A" to the agency agreement dated as of May 13, 2020 between Algernon Pharmaceuticals Inc. and Mackie Research Capital Corporation.

As used in this Schedule "A", the following terms shall have the following meanings:

"Accredited Investor" has the meaning ascribed thereto in Rule 501(a) of Regulation D;

"Dealer Covered Person" has the meaning set forth in Section B(12) below;

"Directed Selling Efforts" means "directed selling efforts" as that term is defined in Regulation S. Without limiting the foregoing, but for greater clarity in this Schedule, it means, subject to the exclusions from the definition of directed selling efforts contained in Regulation S, any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities, and includes the placement of any advertisement in a publication with a general circulation in the United States that refers to the offering of the Securities;

"Disqualification Event" has the meaning set forth in Section A(10) below;

"Foreign Issuer" means a "foreign issuer" as that term is defined in Regulation S. Without limiting the foregoing, but for greater clarity in this Schedule, it means any issuer which is (a) the government of any country other than the United States or of any political subdivision of a country other than the United States; or (b) a corporation or other organization incorporated under the laws of any country other than the United States, except an issuer meeting the following conditions as of the last business day of its most recently completed second fiscal quarter: (1) more than 50 percent of the outstanding voting securities of such issuer are directly or indirectly owned of record by residents of the United States; and (2) any of the following; (i) the majority of the executive officers or directors are United States citizens or residents, (ii) more than 50 percent of the assets of the issuer are located in the United States, or (iii) the business of the issuer is administered principally in the United States;

"General Solicitation or General Advertising" means "general solicitation or general advertising", as used in Rule 502(c) of Regulation D, including any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television or the internet, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising;

"Issuer Covered Person" " has the meaning set forth in Section A(10) below;

"Offshore Transaction" means "offshore transaction" as that term is defined in Regulation S;

"Qualified Institutional Buyer" means a "qualified institutional buyer" as that term is defined in Rule 144A;

"Regulation D" means Regulation D adopted by the SEC under the U.S. Securities Act;

"Regulation S" means Regulation S adopted by the SEC under the U.S. Securities Act;

"Rule 144A" means Rule 144A adopted by the SEC under the U.S. Securities Act;

"SEC" means the United States Securities and Exchange Commission;

"Securities" means the Special Warrants and Underlying Units;

"Substantial U.S. Market Interest" means "substantial U.S. market interest" as that term is defined in Regulation S;

"U.S. Affiliate" means the duly registered United States broker-dealer affiliate of the Agent;

"U.S. Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; and

"U.S. Purchaser" means an original Purchaser of the Special Warrants that is either an Accredited Investor or Qualified Institutional Buyer who was, at the time of purchase, (a) a U.S. Person, (b) any person purchasing such Special Warrants on behalf of, or for the account or benefit of, any U.S. Person or any person in the United States, (c) any person who receives or received an offer to acquire such Special Warrants while in the United States, and (d) any person who was in the United States at the time such person's buy order was made or the Subscription Agreement pursuant to which such Special Warrants were acquired was executed or delivered.

All other capitalized terms used but not otherwise defined in this Schedule "A" shall have the meanings assigned to them in the agency agreement to which this Schedule "A" is attached.

A. Representations, Warranties and Covenants of the Company

The Company represents and warrants to and covenants with the Agent that facilitates sales to a U.S. Purchaser and the U.S. Affiliate that:

1. It is, and on the Closing Date will be, a Foreign Issuer with no Substantial U.S. Market Interest with respect to any of its equity securities.

2. Except with respect to offers and sales in accordance with this Schedule "A" to (i) U.S. Purchasers in reliance upon the exemption from registration requirements available pursuant to Rule 506(b) of Regulation D, and (ii) persons outside the United States in an Offshore Transaction in reliance upon the exclusion from the registration requirements available pursuant to Rule 903 of Regulation S, neither the Company nor any of its affiliates, nor any person acting on its or their behalf (other than the Agent, the U.S. Affiliate, their respective affiliates or any person acting on their behalf, in respect of which no representation is made), has made or will make: (A) any offer to sell, or any solicitation of an offer to buy, any Special Warrants to a person in the United States; or (B) any sale of Special Warrants unless, at the time the buy order was or will have been originated, the purchaser is (i) outside the United States or (ii) the Company, its affiliates, and any person acting on their behalf reasonably believe that the purchaser is outside the United States.

3. None of the Company or any persons acting on its or their behalf (other than the Agent, the U.S. Affiliate, their respective affiliates or any person acting on their behalf, in respect of which no representation, warranty or covenant is made) has made or will make any Directed Selling Efforts or has engaged or will engage in any form of General Solicitation or General Advertising or has acted in any manner involving a public offering within the meaning of Section 4(a)(2) of the U.S. Securities Act in the United States with respect to the Securities.

4. The Company is not, and as a result of the sales of the Special Warrants or upon the issuance of the Underlying Units contemplated hereby will not be, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered, or closed-end investment company required to be registered, under the United States Investment Company Act of 1940, as amended.

5. The Company has not sold, offered for sale or solicited any offer to buy and will not sell, offer for sale or solicit any offer to buy, during the period beginning six months prior to the start of the Offering of the Special Warrants and ending six months after the completion of the Offering of the Special Warrants, any of its securities in the United States in a manner that would be integrated with and would cause the exemption from registration provided by Rule 506(b) of Regulation D or the exclusion from registration provided by Rule 903 of Regulation S, to be unavailable with respect to offers and sales of the Special Warrants pursuant to this Schedule "A".

6. The Company will not take any action that would cause the exemptions or exclusions provided by Rule 506(b) of Regulation D or Rule 903 of Regulation S or to be unavailable with respect to offers and sales of the Special Warrants to U.S. Purchasers pursuant to the Agency Agreement including this Schedule "A".

7. Neither the Company nor any of its predecessors or affiliates has been subject to any order, judgment, or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failure to comply with Rule 503 of Regulation D.

8. None of the Company, its affiliates or any person on behalf of any of them (other than the Agent, the

U.S. Affiliate, their respective affiliates or any person acting on their behalf, in respect of which no representation is made) has engaged or will engage in any violation of Regulation M under the U.S. Exchange Act in connection with this Offering.

9. The Company will, within prescribed time periods, prepare and file any forms or notices required under the U.S. Securities Act or applicable state securities laws in connection with the Offering.

10. With respect to the Special Warrants to be offered and sold hereunder in reliance on Rule 506(b) of Regulation D, none of the Company, any of its predecessors, any director, executive officer, other officer of the Company participating in the offering, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the U.S. Securities Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the U.S. Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine (i) the identity of each person that is an Issuer Covered Person; and (ii) whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Agent a copy of any disclosures provided thereunder.

B. Representations, Warranties and Covenants of the Agent and the U.S. Affiliate

The Agent in facilitating sales to a U.S. Purchaser, and the U.S. Affiliate, represents and warrants to and covenants and agrees with the Company that:

1. It acknowledges that the Securities have not been and will not be registered under the U.S. Securities Act or any U.S. state securities laws and may not be offered or sold except pursuant to an exclusion or exemption from the registration requirements of the U.S. Securities Act and applicable U.S. state securities laws. It has offered and sold and will offer and sell the Special Warrants only (i) outside the United States in an Offshore Transaction in accordance with Rule 903 of Regulation S, or (ii) in the United States as provided in this Schedule "A". Accordingly, neither the Agent, nor the U.S. Affiliate, nor any persons acting on its or their behalf: (i) have engaged or will engage in any Directed Selling Efforts; or (ii) except as permitted by this Schedule "A", have made or will make (x) any offers to sell Special Warrants to U.S. Purchasers or (y) any sale of Special Warrants unless at the time the purchaser made its buy order therefor, the Agent, the U.S.

Affiliate or other person acting on any of their behalf reasonably believed that such U.S. Purchaser was outside the United States and not a U.S. Person or acting for the account or benefit of a U.S. Person.

2. It has not entered and will not enter into any contractual arrangement with respect to the distribution of the Securities, except with the U.S. Affiliate or with the prior written consent of the Company.

3. It shall require the U.S. Affiliate to agree, for the benefit of the Company, to comply with, and shall use its best efforts to ensure that the U.S. Affiliate complies with, the provisions of this Schedule "A" as if such provisions applied to such U.S. Affiliate.

4. All offers and sales of the Special Warrants to U.S. Purchasers will be effected by the U.S. Affiliate in accordance with all applicable U.S. federal and state broker-dealer requirements. Such U.S. Affiliate is, and will be on the date of each offer or sale of Special Warrants in the United States, duly registered as a broker- dealer pursuant to Section 15(b) of the U.S. Exchange Act and the securities laws of each state in which such offer or sale is made (unless exempted from the respective state's broker-dealer registration requirements) and a member of and in good standing with the Financial Industry Regulatory Authority, Inc.

5. Any offer, sale or solicitation of an offer to buy Special Warrants that has been made or will be made to U.S. Purchasers, was or will be made only to (i) Qualified Institutional Buyers or Accredited Investors in transactions that are exempt from the registration requirements available pursuant to Rule 506(b) of Regulation D and exempt from registration under all applicable state securities laws, and (ii) persons outside the United States in Offshore Transactions that are exempt from registration pursuant to Rule 903 of Regulation S.

6. Offers and sales of Special Warrants to U.S. Purchasers have not been and shall not be made by any form of General Solicitation or General Advertising or in any manner involving a public offering within the meaning of Section 4(a)(2) of the U.S. Securities Act.

7. At least one Business Day prior to the Closing Date, it shall provide the Company's transfer agent with a list of all U.S. Purchasers of the Special Warrants, together with their addresses (including state of residence), the number of Special Warrants purchased and the registration and delivery instructions for the Special Warrants.

8. Prior to any sale of Special Warrants to U.S. Purchasers, it shall cause each U.S. Purchaser to execute and deliver to the Company, the Agent and the U.S. Affiliate, the Subscription Agreement, including the U.S. Purchaser Certificate annexed thereto as Schedule "C".

9. All U.S. Purchasers of the Special Warrants shall be informed that the Securities have not been and will not be registered under the U.S. Securities Act and applicable state securities laws and are being offered and sold to such U.S. Purchasers in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Rule 506(b) of Regulation D.

10. The Agent understands that all Special Warrants sold and the Underlying Units issuable thereto to

U.S. Purchasers in the Offering that are Accredited Investors will be issued in definitive physical form and will bear a restrictive legend substantially in the form set forth Schedule "C" to the Subscription Agreement.

11. Neither it nor any person acting on its behalf has engaged or will engage in any violation of Regulation M under the U.S. Exchange Act in connection with this Offering.

12. With respect to the Special Warrants, it represents that neither it, nor any of its directors, executive officers, other officers participating in the offering of the Special Warrants, general partners or managing members, or any of the directors, executive officers or other officers participating in the offering of the Special Warrants of any such general partner or managing member (each, a "Dealer Covered Person" and, together, "Dealer Covered Persons"), is subject to any Disqualification Event except for a Disqualification Event (i) contemplated by Rule 506(d)(2) of the U.S. Securities Act and (ii) a description of which has been furnished in writing to the Company prior to the date hereof or, in the case of a Disqualification Event occurring after the date hereof, prior to the date of any offering of the Special Warrants.

13. At Closing, the Agent, together with the U.S. Affiliate, will provide a certificate, substantially in the form of Exhibit A to this Schedule A, relating to the manner of the offer and sale of the Special Warrants to U.S. Purchasers, or will be deemed to have represented that they did not offer or sell Special Warrants to U.S. Purchasers.

EXHIBIT A

AGENT'S CERTIFICATE

In connection with the private placement in the United States of special warrants (the "Offered Securities") of Algernon Pharmaceuticals Inc. (the "Company") pursuant to the Agency Agreement dated May 13, 2020 among the Company and Mackie Research Capital Corporation (the "Agency Agreement"), each of the undersigned does hereby certify to the Company as follows:

(a) [●] (the "U.S. Affiliate") is, and at all relevant times was, a duly registered broker or dealer with the United States Securities and Exchange Commission and is a member of and in good standing with the Financial Industry Regulatory Authority, Inc. on the date hereof and the date on which each offer was made by it in the United States, and all offers and sales of the Offered Securities in the United States have been effected by the U.S. Affiliate in compliance with all U.S. federal and state broker-dealer requirements;

(b) immediately prior to making any offers to any U.S. Purchaser, we had reasonable grounds to believe and did believe that the U.S. Purchaser was either (i) a Qualified Institutional Buyer, or (ii) an Accredited Investor, and, on the date hereof, we continue to believe that each such U.S. Purchaser purchasing Offered Securities from us is either a Qualified Institutional Buyer or Accredited Investor;

(c) no form of General Solicitation or General Advertising was used by us, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television or the internet or any seminar or meeting whose attendees had been invited by General Solicitation or General Advertising, in connection with the offer or sale of the Offered Securities to U.S. Purchasers;

(d) neither we nor the U.S. Affiliate, have taken or will take any action that would constitute a violation of Regulation M under the U.S. Exchange Act; and

(e) the offering of the Offered Securities in the United States has been conducted by us in accordance with the terms of the Agency Agreement including Schedule "A" thereto.

Terms used in this certificate have the meanings given to them in the Agency Agreement, including Schedule A thereto, unless otherwise defined herein.

DATED this _______day of__________________, 2020.

MACKIE RESEARCH CAPITAL CORPORATION		[●]

By:		By:
	Name: Title		Name: Title